                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

                          LIMITED PARTNERSHIP INTERESTS
          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

                                     11,229
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ESTIMATED VALUE OF ASSETS TO BE SOLD IS BASED UPON THE DISCOUNTED PRESENT VALUE OF THE FILM RIGHTS OF $446,000.

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction: $446,000

          ----------------------------------------------------------------------

     5)   Total fee paid: $89.20

          ----------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


                                     Page 1
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                            REVISED PRELIMINARY COPY

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             9697 E. MINERAL AVENUE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 792-3111

                NOTICE OF SPECIAL MEETING OF THE LIMITED PARTNERS
                     OF JONES PROGRAMMING PARTNERS 2-A, LTD.

To the Limited Partners of Jones Programming Partners 2-A, Ltd.:

     As your general partner, Jones Entertainment Group, Ltd. (the "General Partner") believes that it is time to sell all the assets and to dissolve your partnership, Jones Programming Partners 2-A, Ltd. (the "Partnership"). Accordingly, a special meeting of the limited partners of your Partnership is to be held at the corporate offices of the General Partner, 9697 E. Mineral Avenue, Englewood, Colorado, on _____________, _____, 2001, at 10:30 a.m.,
Mountain Time, for the purpose of obtaining limited partner approval for the sale to an unaffiliated and as yet unidentified, third party or parties, of the assets of the Partnership consisting of various rights to original programming entitled "Charlton Heston Presents: The Bible" and "The Whipping Boy" (collectively, the "Film Rights"), followed by the dissolution of the Partnership.

     If the limited partners approve the proposed sale of the Film Rights and if the Film Rights are sold, the net sale proceeds, if any, will be distributed by the Partnership to the partners, including the General Partner which has a one percent interest. Thereafter, your Partnership will be dissolved. No date for the sale of the Film Rights or the dissolution of the Partnership has been determined.


     The proposal covers the sale of the Film Rights and the ultimate dissolution of your Partnership (the "Proposal"), and a vote in favor of the Proposal will constitute a vote in favor of each of these matters. Only limited partners of record at the close of business on __________, 2001 will be entitled to notice of and to vote at the meeting. It is important that all limited partners participate.


     The Proposal will be adopted only if approved by the holders of a majority of the limited partnership interests. Each limited partnership interest entitles the holder thereof to one vote on the Proposal. Abstentions and non-votes will be treated as votes against the Proposal. A properly executed proxy card returned to the General Partner on which a limited partner does not mark a vote will be counted as a vote in favor of the Proposal. Because limited partners do not have dissenters' or appraisal rights in connection with the proposed sale of the Film Rights, if the holders of a majority of the limited partnership interests approve the Proposal, all partners, including the General Partner, will receive a distribution of the net sale proceeds, if any, in accordance with the


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procedures proscribed by the limited partnership agreement regardless of how or whether they vote on the Proposal.

     Also included in this package is the most recent financial and other information prepared regarding your Partnership.

     Jones Entertainment Group, Ltd., as General Partner of your Partnership, urges you to sign and return the enclosed proxy card as promptly as possible in the enclosed envelope--whether or not you plan to attend the meeting. If you do attend the meeting, you may withdraw your proxy at that time.


                                        JONES ENTERTAINMENT GROUP, LTD.
                                        General Partner

                                        -------------------------------------
                                        Lorri Ellis
                                        Secretary

________, 2001


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                             REVISED PRELIMINARY COPY

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             9697 E. MINERAL AVENUE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 792-3111

                                 PROXY STATEMENT

                     SPECIAL MEETING OF THE LIMITED PARTNERS
                     OF JONES PROGRAMMING PARTNERS 2-A, LTD.

     This Proxy Statement and the accompanying Proxy are being furnished for use at the Special Meeting of the limited partners of Jones Programming Partners 2-A, Ltd., a Colorado limited partnership (the "Partnership"), by Jones Entertainment Group, Ltd., the General Partner of the Partnership (the "General Partner"), on behalf of the Partnership, for the purpose of obtaining limited partner approval of the sale of the Partnership's assets, consisting of various rights to original programming entitled "Charlton Heston Presents: The Bible" and "The Whipping Boy" (collectively, the "Film Rights"), followed by dissolution of the Partnership (collectively, the "Proposal").
THE GENERAL PARTNER HAS APPROVED THE TRANSACTIONS CONTEMPLATED BY THE PROPOSAL AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     The Special Meeting will be held on _________, _________, 2001, at 10:30 a.m., Mountain Time, at the corporate offices of the General Partner located at 9697 E. Mineral Avenue, Englewood, Colorado 80112.

     Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy card as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date, by voting in person at the Special Meeting, or by giving written or oral notice of revocation to the Secretary of the General Partner. Officers and other employees of the General Partner may, on behalf of the Partnership, solicit proxies by mail, by fax, by telephone or by personal interview. The General Partner may adjourn the Special Meeting, from time to time, and continue to solicit proxies if the holders of a majority of the limited partnership interests have not voted on the Proposal. If the General Partner adjourns the meeting, the limited partners will be informed by mail of the reason for the adjournment and when the meeting will be resumed. The cost of the proxy solicitation will be paid by the Partnership. See "Voting on the Proposal."

     The Partnership has only one class of limited partners and no limited partner has a right of priority over any other limited partner. The participation of the limited partners is divided into limited partnership interests and each limited partner owns one limited partnership interest


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for each $500 of capital contributed to the Partnership. The General Partner and its affiliates do not own any limited partnership interests.

     THE PROPOSAL IS SUBJECT TO NUMEROUS RISK AND OTHER FACTORS. SEE "RISK FACTORS" FOR A MORE COMPLETE DISCUSSION OF RISK FACTORS THAT SHOULD BE CONSIDERED BY LIMITED PARTNERS REGARDING THE PROPOSAL.

     THE TRANSACTIONS DESCRIBED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR THE MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     The approximate date on which this Proxy Statement and Form of Proxy are being sent to limited partners is ____________, 2001.


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                                TABLE OF CONTENTS

SUMMARY.........................................................................   8
     The Film Rights............................................................   8
     Potential Value of the Film Rights.........................................   9
     Possible Methods of Sale...................................................  10
     Dissolution of the Partnership if the Proposal is Approved.................  11
     Effect of the Proposal.....................................................  11
     Reasons for the Proposal...................................................  11
     Consideration of Alternatives..............................................  12
     Federal Income Tax Consequences............................................  12
     The General Partner's Recommendation.......................................  12
     Participation of the General Partner.......................................  12

RISK FACTORS ...................................................................  13
     The Amount of Sales Proceeds and Distributions to the Limited
          Partners is Uncertain.................................................  13
     You Will Have No Opportunity to Approve the Specific Terms of Any Sales....  13
     The Status of Certain Film Rights May be Unclear...........................  13
     You Might Receive Less Money if the Proposal is Approved...................  13
     The Market for the Film Rights is Uncertain and the Sales Prices for the
          Partnership's Film Rights may be Low..................................  13
     You Will Have No Appraisal or Dissenter's Rights...........................  14
     No Independent Representative Will be Retained for Limited Partners........  14
     Unfavorable Tax Consequences of Sale.......................................  14

THE PROPOSAL....................................................................  15
     General....................................................................  15
     Proxy Solicitation.........................................................  15
     Proposal to Sell the Partnership's Film Rights.............................  15
     Retention of Sales Agent...................................................  16
     Timing of Asset Sales if the Proposal is Approved..........................  16
     Consequences of the Partnership Not Approving the Proposal or if the
          Film Rights are Not Sold..............................................  16
     Potential Prices for the Film Rights.......................................  17
     Potential Value of the Film Rights.........................................  17
     Reasons for the Proposal...................................................  18
          Distribution Objectives Met...........................................  18
          The Partnership is Over Nine Years Old and is Ready to Cease
               Operations and Dissolve..........................................  18
          Avoiding Ongoing Operating Costs of Partnership.......................  19
          Lack of Significant Current Revenue...................................  19
          Benefits of Selling a Film Library....................................  19
          Taxes.................................................................  19


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
          Consideration of Alternatives.........................................  19
          Steps to Implement the Proposal.......................................  20
          Estimated Selling Costs...............................................  20

THE PARTNERSHIP.................................................................  21
     General  ..................................................................  21
     Principal Assets...........................................................  21
     Amounts Invested and Cash Distributions....................................  24
     Cash Distributions.........................................................  24
     Transactions Between the General Partner and the Partnership...............  24
     No Trading Market..........................................................  25
     List of Limited Partners...................................................  25
     Books and Records..........................................................  25
     Legal Proceedings..........................................................  26

VOTING ON THE PROPOSAL..........................................................  26
     Vote Required; Principal Holders...........................................  26
     Proxies; Revocation........................................................  26
     Solicitation...............................................................  27
     No Appraisal or Dissenters' Rights Provided................................  27
     Recommendation of the General Partner......................................  27

FEDERAL INCOME TAX CONSEQUENCES.................................................  27
     General....................................................................  27
     Taxable Gain or Loss Upon Sale of Programming Assets.......................  28
     Dissolution of the Partnership.............................................  29
     Capital Gains Tax..........................................................  29
     Passive Loss Limitations...................................................  29

DOCUMENTS INCLUDED..............................................................  30

FORWARD-LOOKING STATEMENTS......................................................  30

OTHER MATTERS...................................................................  31
     Incorporation by Reference.................................................  31

FORM OF PROXY...................................................................  32

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                                     SUMMARY

     This summary highlights selected information from this proxy statement, but may not contain all of the information that is important to you. This proxy statement includes specific terms of the Proposal, information about the Partnership and its financial status. We encourage you to read this proxy statement, including the "Risk Factors" section, the attachments and the documents incorporated by reference before making a decision on how to vote on the Proposal.

THE FILM RIGHTS

     The Partnership's Film Rights consist of various interests in the two films described below. The Partnership does not own all of the various rights in all of the two films. See "The Partnership, Principal Assets."

o THE BIBLE PROGRAMS. In 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon Films ("Agamemnon") to produce four one-hour programs for television entitled "Charlton Heston
     Presents: The Bible" (the "Bible Programs") for Arts and Entertainment Network. The production costs of the Bible Programs were approximately $2,370,000, which included a $240,000 production and overhead fee to the General Partner. In return for agreeing to fund these production costs, the Partnership acquired all rights to the Bible Programs in all markets and in all media in perpetuity. One-half of the Partnership's interest in the Bible Programs was assigned to GoodTimes Video Corporation ("GoodTimes") for an investment of $1,000,000. GoodTimes is involved in the specialty home video and international television distribution business. The Partnership's total net investment in the Bible Programs is $1,369,764.

     The Partnership and GoodTimes funded Jones Documentary Film Corporation ("JDFC"), which in turn, contracted with Agamemnon for the production of the Bible Programs. JDFC was formed to insulate the Partnership and GoodTimes from certain risks and potential liabilities associated with the production of programming in foreign countries.

     The Partnership and JDFC granted the General Partner the exclusive rights to distribute the Bible Programs. To accomplish this, in June 1992, GoodTimes and the General Partner, on its own behalf, formed J/G Distribution Company, a Colorado joint venture ("J/G Distribution"), to distribute the Bible Programs. J/G Distribution has the sole and exclusive right to exhibit and distribute, and to license others to exhibit and distribute, the Bible Programs in all markets, all languages, and all media in perpetuity. J/G Distribution holds the copyright for the benefit of the Partnership (50% interest) and GoodTimes (50% interest). Prior to the second quarter of 2000, the Partnership was entitled to 50% of the net revenues received by J/G Distribution, defined as gross revenue net of distribution costs and fees, and administrative personnel reimbursements paid to GoodTimes and the General Partner. During such quarter, the Partnership and the General Partner fully recouped their respective costs under the agreement with Agamemnon. This caused a shift in future revenue sharing and Agamemnon has started

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     to share in the revenues. The Partnership's share is determined pursuant to the income pooling arrangement described under "The Partnership: Principal
     Assets: THE BIBLE PROGRAMS." From inception to June 30, 2001, the Partnership has recognized $2,052,787 of revenue from this film. As of June 1998, the Partnership has amortized its net investment in this film. Revenues to the Partnership from The Bible for the year 2000 and the six months ended June 30, 2001 were $27,286 and $15,976, respectively.

o THE WHIPPING BOY. This film was co-developed by the Partnership and The Disney Channel ("Disney"), and produced by the General Partner and German (Gemini Films) and French co-production partners. The Partnership was responsible for approximately one-half of the $4,100,000 in production costs, with the balance of the production budget funded by Gemini Films, other co-production partners and/or territorial advances from the film's international distributors. The amount contributed to the production budget by the Partnership was partially reimbursed by the license advances totaling $2,100,000 received from Disney. Pursuant to the co-production agreement, Gemini Films has, in perpetuity, the copyright and all exploitation rights to the film in German language territories (defined as Germany, Austria, German-speaking Switzerland and German-speaking Luxembourg). The Partnership owns the worldwide copyright, excluding German language territories, and has all exploitation rights in all media in North America (the United States and Canada). All French language rights, excluding North America, were granted to a third party in all media for a period of ten years expiring June 30, 2004.

     The completed film was delivered to Disney in the second quarter of 1994 and premiered in the North American television market in July 1994. The Partnership has invested $2,661,487 in the film, which includes a $468,000 production and overhead fee to the General Partner. From inception to June 30, 2001, the Partnership has recognized approximately $2,277,930 of gross revenue from this film, which includes the licensing fee received from Disney. As of December 2000, the Partnership has amortized its net investment in this film. Revenues to the Partnership from The Whipping Boy for the year 2000 and the six months ended June 30, 2001 were $1,162 and $386, respectively.

POTENTIAL VALUE OF THE FILM RIGHTS

     To obtain assistance in determining the potential value of the Film Rights, the Partnership has retained the services of Tulip Media Ltd. ("Tulip"), Los Angeles, California, which conducted the valuation in consort with Marrinan Multimedia Group Inc. ("MMG"). As compensation for such valuation services, the Partnership has paid or is obligated to pay Tulip $5,500 plus reimbursement of certain expenses. The principals of Tulip and MMG have years of worldwide film and production experience. Neither Tulip nor MMG has any prior relationship with the Partnership, the General Partner or any of the Films. Tulip has also been retained as the Partnership's exclusive agent to sell the Film Rights. Tulip was selected based on a recommendation from the General Partner's outside counsel regarding film matters and after negotiation of the terms of the engagement of Tulip.


     The Partnership instructed Tulip to undertake an arm's-length, independent valuation of the present value of the worldwide revenue opportunities to be derived from the Films during the balance of each Film's copyright, its useful life. The sole limitation imposed was the understanding that, based on Tulip's time estimate, that Tulip not expend in excess of fifteen hours, at its negotiated hourly rate, in undertaking the valuation. Tulip later informed the Partnership that it was not able to complete its review of rights status, historical performance or subjective quality of individual Films within such time frame. The Partnership and Tulip negotiated an additional fee in order for Tulip to complete its review.


     In arriving at its estimate of the fair market value of the Film Rights, Tulip reviewed the potential sales opportunity for each Film on a worldwide, media-by-media, territory-by-territory basis. In each case, sales estimates for each media and each territory were made with "low," "mid-value" and "high" cases. Tulip has categorized each of the Films as follows: The Bible Programs-"high-value" (documentary) and The Whipping Boy-"low-value" ("value" refers to Tulip's general subjective expectation regarding the revenue generating capacity of the

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Films). Tulip prepared hypothetical sales results of the Film Rights over a ten-year period beginning July 2001. Sales were projected with an initial re-run value (assuming all Films have been previously licensed in all major territories) and a residual value for additional sales income during the balance of the ten-year period. In its estimated valuation, Tulip also made the following assumptions:

o all sales results are subject to a hypothetical distribution fee of 35% of gross revenues and a hypothetical distribution/marketing expense recoupment of 5% of gross revenues. Such fees and expenses would be paid to third party distributors and vendors as part of the distribution processes in various media and reflect typical industry arrangements (and costs thereof) which potential buyers will likely take into account in determining whether there will be an adequate return on investment.

o    residual value after ten years was at 10% of all re-run values.

o Union/guild residual payments are estimated to be 11% of sales revenue for all Films.

     Based on the above approach, Tulip concluded that the fair market value of the Film Rights, discounted at various interest rates to arrive at net present values rounded to the nearest thousand ("NPV"), is as follows:

DISCOUNT INTEREST           NET PRESENT VALUE OF       NPV OF THE BIBLE    NPV OF THE WHIPPING
     RATE                     ALL FILM RIGHTS          PROGRAMS RIGHTS         BOY RIGHTS
-----------------           --------------------       ----------------    -------------------
          8%                     $446,000                $289,000               $157,000
         10%                     415,000                  271,000                144,000
         12%                     388,000                  255,000                132,000
         15%                     353,000                  235,000                118,000


     Tulip's use of a range of discount rates reflects what Tulip believes the capital markets would use and what potential purchasers are likely to use in their own evaluations. As with any valuation exercise, the results suggested are hypothetical and are the reflection of reasonable reliance upon historical performance as well as current market-place factors, including whether the Film is in the English language, the age of the Film, the time periods for the distribution rights, and the trends in the various possible film markets. Such factors are subject to constant variation on a media-by-media and territory-by-territory basis. Further, factors unique to any specific Film, such as cast and genre, can result in significant variations in marketplace performance. Tulip considered, to the extent relevant, all of such factors in reaching its evaluation that the Partnership's Film Rights were as follows: The Bible Programs - "high-value" (documentary) and The Whipping Boy - "low-value." Accounts receivable of the Films were not deemed to have a material effect on the amount available for distribution. Rights availabilities by media and territory were assumed by Tulip, based on information provided by the Partnership. There is no assurance that the Partnership will be able to sell the Film Rights for the values described above or at any specific prices.


POSSIBLE METHODS OF SALE

     Currently there are no buyers for the Film Rights and the actual prices at which the Film Rights may be sold have not yet been determined. The Film Rights may be sold as one package, or separately in a number of transactions or may be sold in various combinations. Neither the General Partner nor its affiliates will bid on or purchase any of the Partnership's Film Rights. Buyers may be sought in the following ways:

o NEGOTIATED SALES -- The Partnership has entered into an agreement with Tulip, an unaffiliated broker, to sell the Partnership's Film Rights on an exclusive basis through December 31, 2001. The brokerage fee is ten percent (10%) of the sale proceeds. Tulip will seek to sell the Film Rights through direct contact with unaffiliated potential purchasers and negotiating sales prices and terms with them. Often the owner of some of the rights associated with a film is a potential purchaser.

     The General Partner is also the general partner of Jones Programming Partners 1-A, Ltd., a publicly held limited partnership which owns certain rights in three films. That


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     partnership is also seeking to sell its film rights and to dissolve. The
     General Partner may combine the films of such partnership with those of the Partnership in an effort to attract buyers with a larger, more diversified offering. In such an instance, the sale proceeds would be divided either according to actual, separate sales prices (if determinable) or by appraisal, or by such method that the General Partner believes to be the most accurate method. The General Partner does not have a greater percentage interest in one or the other selling partnership. It would not receive any relatively greater amount from one or the other depending on which entity happens to receive more proceeds.

o BID - A possible method of sale will be through a bid procedure. Bids may be solicited from unaffiliated third parties for the sale of the Films as one package, but bids may be considered for less than all of the Films or for a portion of the Rights associated with each Film. If a bid process is used, the General Partner will determine if a minimum bid price will be established; however, the highest bid price from an unaffiliated third party, if any, may not necessarily be accepted, if, in the judgement of the General Partner, the bid does not reflect the value of the Film Rights involved. The bid process will likely be used only in conjunction with the broker the Partnership has retained.

DISSOLUTION OF THE PARTNERSHIP IF THE PROPOSAL IS APPROVED

     If the limited partners approve the Proposal, the Partnership will seek to sell all of its assets, wind up its business and dissolve. The Partnership will receive only cash for the Film Rights, although some deferred payment arrangements could be made for some or all of the Film Rights, if that is in the best interests of the Partnership. Limited partners will receive cash distributions, if any, in amounts according to their respective percentage ownership interests in the Partnership. See "The Proposal--Effect of the Proposal."

EFFECT OF THE PROPOSAL

     The event of future sales proceeds is not known in the absence of any actual buyers. After payment of (and reserve for) Partnership obligations, any remaining sales proceeds will be used to make distributions to the partners in the Partnership and the Partnership will be dissolved. Partnership obligations will include expenses of sale (including the 10% sales commission and legal expenses) and amounts owed to the General Partner and to third parties. The total amount of such obligations is not determinable in part because actual sales proceeds are not known. All of such obligations will be paid or reserved for prior to distributions being made to the limited partners. Any such distribution(s) will result in the acceleration of the distribution to limited partners of the remaining value of the Partnership's assets. However, the limited partners in any event are not expected to receive a return of the amount of their initial investments. Interests in the Partnership were offered at $500 per interest, with a minimum purchase of 10 interests. As of June 30, 2001, limited partners had received aggregate distributions of $312.50 per $500 interest. Because of uncertainties concerning the value of the Film Rights, no assurance is given that there will be any cash to be distributed to the limited partners from the sale of the Film Rights.

     As of June 30, 2001, the General Partner had a deficit in its capital account of approximately $47,000, which will change depending largely in the sales price for the Partnership's Film Rights and the tax allocation provisions of the partnership agreement of the Partnership. Under the partnership agreement, the General Partner is required on dissolution to account to the Partnership for the lesser of (i) the deficit in its capital account or (ii) 1.01% of the amount of capital contribution of the limited partners, less the capital contribution of the General Partner. The latter of the two amount is approximately $56,700.

REASONS FOR THE PROPOSAL

     The General Partner believes that the continuation of the Partnership's operations is no longer justified and that it is in the best interests of limited partners to dissolve the Partnership at this time because:

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o    The original expected life of the Partnership (6 to 8 years) has been exceeded. The Partnership was formed in 1992.

o Our distribution objectives have been met. The films have been through at least one distribution cycle already. The last phase of operations is to dispose of our library of film rights.

o    The Partnership has very little current cash flow.

o Our fixed administrative costs continue while revenues have greatly decreased.

o    No capital is available to develop additional programming.

o Approving the sale of the Partnership's assets at this time will accelerate your receipt of any remaining net cash value of the Partnership's assets.

o Upon the sale of the Film Rights, in addition to realizing long-term capital gain, there may be unrealized passive losses which the limited partners could claim in the year in which the Partnership completes the sale of all the Film Rights. Through December 31, 2000, the amount of such losses was approximately $112 per each interest.

o The Partnership may have an opportunity to sell one or more Film Rights as part of a package where the same Film Rights would be more difficult to sell individually because of the lack of interest in that specific film (i.e., a popular film may be bundled with less popular ones as a way to sell the latter.)

CONSIDERATION OF ALTERNATIVES

     The General Partner has given consideration to alternatives before submitting the Proposal to you for approval. The General Partner believes that the only real alternative to the sale of the Film Rights is the continued operation of the Partnership. See "The Proposal--Consideration of Alternatives."

FEDERAL INCOME TAX CONSEQUENCES

     Limited partners that are subject to federal income tax are expected to realize and recognize taxable gain or loss, or a combination of both gain and loss, on the sale of Film Rights and the dissolution of the Partnership. For a more complete discussion of the federal income tax consequences of a sale of assets and partnership dissolution, see "Federal Income Tax Consequences."

THE GENERAL PARTNER'S RECOMMENDATION

     Jones Entertainment Group, Ltd., in its capacity as General Partner of the Partnership, recommends that limited partners of the Partnership vote "FOR" the Proposal. The General Partner believes the terms of the Proposal are fair to limited partners. See "Risk Factors."

PARTICIPATION OF THE GENERAL PARTNER

     The General Partner will share in any net proceeds of the sale of the Film Rights through the General Partner's one percent (1%) interest in the profits/losses and distributions of the Partnership. It will receive no compensation from the sale of the Film Rights.

                                  RISK FACTORS

     In addition to the other information contained in this proxy statement, the following factors should be considered carefully in evaluating how to vote on the Proposal.

THE AMOUNT OF SALES PROCEEDS AND DISTRIBUTIONS TO THE LIMITED PARTNERS IS UNCERTAIN

     The General Partner has not determined at what price or prices it expects to sell the Film Rights, nor is there a minimum price set for any of them. The General Partner has obtained an independent valuation of the Film Rights from Tulip. Appraisals are only estimates of value and there is no assurance that the Film Rights will be sold for the appraised price or at all. Tulip has experience in selling film rights, including films which have been through cycles of distribution and are not producing large revenue amounts.

     The Partnership's two Films are not presently generating any significant revenues and it is uncertain at what prices they can be sold.

YOU WILL HAVE NO OPPORTUNITY TO APPROVE THE SPECIFIC TERMS OF ANY SALES

     Because the Film Rights will not be sold until limited partners approve the Proposal, no purchasers or purchase prices have yet been determined. In voting for the Proposal, limited partners do not have the opportunity to approve or reject the specific terms of any particular sale of any Film Rights to third parties, including the sales prices.

THE STATUS OF CERTAIN FILM RIGHTS MAY BE UNCLEAR

     The Film Rights consist of a variety of rights granted or provided by a number of parties and which concern different media and territories. The General Partner believes that the Partnership possesses the necessary ownership of these rights to satisfy potential buyers of the Film Rights. However, there may be lack of certainty in some cases regarding such matters as termination rights, the provision of reports, renewal rights, rights of first negotiation, and other matters. In such instances, the Partnership may be required to obtain third party consents, waivers or other clarification, and may be required to provide compensation to such parties. There is no assurance that the Partnership will be successful in such efforts. In addition, the failure to fully document all of the Partnership's Film Rights could affect the timing of the sale and the price obtained for such rights.

YOU MIGHT RECEIVE LESS MONEY IF THE PROPOSAL IS APPROVED

     Although you might receive the value of your interest in the Partnership sooner and in one lump sum payment if the Partnership's assets are sold now, you might receive a smaller amount upon dissolution than if the Partnership's operations continue and if cash distributions are made in the future. However, it is unlikely that the Partnership will make any future distributions from regular operations.

THE MARKET FOR THE FILM RIGHTS IS UNCERTAIN AND THE SALES PRICES FOR THE PARTNERSHIP'S FILM RIGHTS MAY BE LOW

     The General Partner believes that there is no ready or established market for films like the ones represented by the Film Rights. Instead, sellers rely on contacts within the industry to assist in finding buyers and negotiating deals. The Partnership will therefor encounter some difficulty in finding potential buyers for the Film Rights. Because the Films are several years old and because they have been through at least one distribution cycle (i.e. licensing and re-licensing the Films in the various media and in various geographic areas), they are not expected to attract a large number of buyers. All those factors may result in low prices being offered by buyers, or no offers at all.

YOU WILL HAVE NO APPRAISAL OR DISSENTER'S RIGHTS

     If the Proposal is approved, limited partners have no right to ask for appraisal or dissenters' rights relating to the sale and dissolution described herein. This may result in a lower amount received than if such rights were available, as they are for corporate shareholders.

NO INDEPENDENT REPRESENTATIVE WILL BE RETAINED FOR LIMITED PARTNERS

     The General Partner will not retain an independent representative to act on behalf of the limited partners in the Partnership in structuring and negotiating the terms and conditions for implementation of the Proposal. No limited partners were empowered to negotiate the terms and conditions of the Proposal or to determine what procedures should be in place to safeguard the rights and interests of the limited partners. In addition, no investment banker, attorney, financial consultant or expert was engaged to represent the interests of the limited partners. On the contrary, the General Partner has been responsible for structuring all the terms and conditions of the Proposal.

UNFAVORABLE TAX CONSEQUENCES OF SALE

     For tax purposes, the costs of the Film Rights have been written off, with the exception of the estimated salvage value for each film. Thus, any amounts received on the sale of the Film Rights in excess of the salvage value will be a taxable gain. To the extent the gains do not exceed the original cost of the Film Rights, they will be taxed as ordinary income due to the depreciation recapture provisions of IRC Section 1245. It is anticipated that all gains or losses will be treated as ordinary. There may be unrecognized passive losses which the limited partners can deduct in the year in which the Partnership completes the sale of all the Film Rights. Such passive losses could be as high as approximately $112 per limited partner interest, if such losses have not been previously deducted. See "Federal Income Tax Consequences."

                                  THE PROPOSAL

GENERAL

     This proxy statement is submitted on behalf of the Partnership by Jones Entertainment Group, Ltd. in its capacity as the General Partner of the Partnership to ask your approval of a proposal to sell to unaffiliated and as yet unidentified, third party or parties, all of the Partnership's film programming assets consisting of various rights to original films entitled "Charlton Heston Presents: The Bible" and "The Whipping Boy," followed by the dissolution of the Partnership.

PROXY SOLICITATION

     This proxy statement is furnished in connection with the Special Meeting of the limited partners of the Partnership to be held at 10:30 a.m., Mountain Time, at the corporate offices of the General Partner, 9697 E. Mineral
Avenue, Englewood, Colorado 80112. Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy card as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date, by voting in person at the Special Meeting, or by giving written or oral notice of revocation to the Secretary of the General Partner. Officers and other employees of the General Partner may, on behalf of the Partnership, solicit proxies by mail, by fax, by telephone or by personal interview. The General Partner may adjourn the Special Meeting, from time to time, and continue to solicit proxies if the holders of a majority of the limited partnership interests have not voted on the Proposal. If the General Partner adjourns the meeting, the limited partners will be informed by mail of the reason for the adjournment and when the meeting will be resumed. The cost of the proxy solicitation will be paid by the Partnership.

PROPOSAL TO SELL THE PARTNERSHIP'S FILM RIGHTS

     Currently there are no buyers for the Film Rights and the actual prices at which the Film Rights may be sold have not yet been determined. The Film Rights may be sold as one package, or separately in a number of transactions or may be sold in various combinations. Neither the General Partner nor its affiliates will bid on or purchase any of the Partnership's Film Rights. Buyers may be sought in the following ways:

o NEGOTIATED SALES -- The Partnership has entered into an agreement with Tulip to sell the Partnership's Film Rights on an exclusive basis through December 31, 2001. The brokerage fee is ten percent (10%) of the sale proceeds. Tulip will seek to sell the Film Rights through direct contact with unaffiliated potential purchasers and negotiating sales prices and terms with them. Often the owner of some of the rights associated with a film is a potential purchaser.

     The General Partner is also the general partner of Jones Programming Partners 1-A, Ltd., a publicly held limited partnership which owns certain rights in three films. That partnership is also seeking to sell its film rights and to dissolve. The General Partner may combine the films of such partnership with those of the Partnership in an effort to attract buyers with a larger, more diversified offering. In such an instance, the sale proceeds would be divided either according to actual, separate sales prices (if determinable) or by appraisal, or by such method that the General Partner believes to be the most accurate method. The General Partner does not have a greater interest in one or the other selling partnership and would not receive any significantly greater amount from one or the other depending on which entity happens to receive more proceeds.

o BID - A possible method of sale will be through a bid procedure. Bids may be solicited from unaffiliated third parties for the sale of the Films as one package, but bids may be considered for less than all of the Films or for a portion of the Rights associated with each Film. If a bid process is used, the General Partner will determine if a minimum bid price will be established; however, the highest bid price from an unaffiliated third party, if any, may not necessarily be accepted, if, in the judgement of the General Partner, the bid does not reflect the value of the Film Rights involved. The bid process will likely be used only in conjunction with the broker the Partnership has retained.

RETENTION OF SALES AGENT

     The Partnership has engaged Tulip as its exclusive agent to sell (and not to license or distribute) all rights in the Films, in all media and worldwide, for a period commencing February 16, 2001 and continuing through December 31, 2001 (the "Term"), which period may be extended by the parties. Tulip has experience in selling film rights, including films which have been through cycles of distribution and are not producing large revenues. The General Partner has absolute approval over accepting any offers obtained by Tulip; provided that the General Partner must exercise its good faith in rejecting any offer. Tulip shall receive a sales agency fee equal to 10% ("Sales Agency Fee") of all proceeds from the sale of all the Film Rights (or any rights derived therefrom as approved by the General Partner). Proceeds consist of the cash consideration received and any accounts payable-type liabilities expressly assumed by the buyer(s). Tulip shall be entitled to its Sales Agency Fee for any sale of Film Rights consummated by or agreed to by the General Partner during the Term or for a period of up to six (6) months thereafter in the event all or some Film Rights are sold to any entity to whom Tulip contacted during the Term.

TIMING OF ASSET SALES IF THE PROPOSAL IS APPROVED


     The General Partner anticipates that the sale of the Film Rights and the dissolution of the Partnership could be completed by December 31, 2001, although the precise length of the sales process is unknown, and the sale of the Film Rights could take longer.


CONSEQUENCES OF THE PARTNERSHIP NOT APPROVING THE PROPOSAL OR IF THE FILM RIGHTS ARE NOT SOLD


     If the limited partners in the Partnership do not approve the Proposal, the Partnership will continue to operate with no change in its investment objectives, policies or restrictions and in accordance with the terms of its limited partnership agreement. If the limited partners in the Partnership approve the Proposal and the Film Rights are not sold, the Partnership will continue and dissolution will not occur until such time as substantially all of the Film Rights are sold. In such circumstance, another vote of limited partners would not be taken.


POTENTIAL PRICES FOR THE FILM RIGHTS

     Although the General Partner has not identified any prospective purchaser for any of the Partnership's Film Rights, nor does it know the prices at which these rights will actually be sold, given the likely range of possible prices being paid in the entertainment market for films which have been through at least one distribution cycle, the General Partner anticipates that the amounts, if any, distributed to limited partners upon sale of the Partnership's assets, together with cash distributions made to date, will not return to limited partners the amount they initially invested in the Partnership. As of June
30, 2001, limited partners had received aggregate distributions of approximately $312.50 per $500 interest.

POTENTIAL VALUE OF THE FILM RIGHTS

     To obtain assistance in determining the potential value of the Film Rights, the Partnership has retained the services of Tulip, which conducted the valuation in consort with MMG. As compensation for such valuation services, the Partnership has paid or is obligated to pay Tulip $5,500 plus reimbursement of certain expenses. The principals of Tulip and MMG have years of worldwide film and production experience. Tulip was selected based on a recommendation from the General Partner's outside counsel regarding film matters and after negotiation of the terms of the engagement of Tulip.


     The Partnership instructed Tulip to undertake an arm's-length, independent valuation of the present value of the worldwide revenue opportunities to be derived from the Films during the balance of each Film's copyright, its useful life. The sole limitation imposed was the understanding that, based on Tulip's time estimate, that Tulip not expend in excess of fifteen hours, at its negotiated hourly rate, in undertaking the valuation. Tulip later informed the Partnership that it was not able to complete its review of rights status, historical performance or subjective quality of individual Films within such time frame. The Partnership and Tulip negotiated an additional fee in order for Tulip to complete its review.


     In arriving at its estimate of the fair market value of the Film Rights, Tulip reviewed the potential sales opportunity for each Film on a worldwide, media-by-media, territory-by-territory basis. In each case, sales estimates for each media and each territory were made with "low," "mid-value" and "high" cases. Tulip has categorized each of the Films as follows: The Bible Programs-"high-value" (documentary) and The Whipping Boy- "low-value" ("value" refers to Tulip's general subjective expectation regarding the revenue generating capacity of the Films). Tulip prepared hypothetical sales results of the Film Rights over a ten-year period beginning July 2001. Sales were projected with an initial re-run value (assuming all Films have been previously licensed in all major territories) and a residual value for additional sales income during the balance of the ten-year period. In its estimated valuation, Tulip also made the following assumptions:

     o all sales results are subject to a hypothetical distribution fee of 35% of gross revenues and a hypothetical distribution/marketing expense recoupment of 5% of gross revenues. Such fees and expenses would be paid to third party distributors and vendors as part of the distribution processes in various media and reflect typical industry arrangements (and costs thereof) which potential buyers will likely take into account in determining whether there will be an adequate return on investment.

     o    residual value after ten years was at 10% of all re-run values.

     o Union/guild residual payments are estimated to be 11% of sales revenue for all Films.

     Based on the above approach, Tulip concluded that the fair market value of the Film Rights, discounted at various interest rates to arrive at net present values rounded to the nearest thousand ("NPV"), is as follows:

DISCOUNT INTEREST      NET PRESENT VALUE OF       NPV OF THE BIBLE         NPV OF THE WHIPPING
      RATE               ALL FILM RIGHTS          PROGRAMS RIGHTS             BOY RIGHTS
-----------------      --------------------       ----------------         -------------------
         8%                 $446,000                  $289,000                    $157,000
        10%                  415,000                   271,000                     144,000
        12%                  388,000                   255,000                     132,000
        15%                  353,000                   235,000                     118,000


     Tulip's use of a range of discount rates reflects what Tulip believes the capital markets would use and what potential purchasers are likely to use in their own evaluations. As with any valuation exercise, the results suggested are hypothetical and are the reflection of reasonable reliance upon historical performance as well as current market-place factors, including whether the Film is in the English language, the age of the Film, the time periods for the distribution rights, and the trends in the various possible film markets. Such factors are subject to constant variation on a media-by-media and territory-by-territory basis. Further, factors unique to any specific Film, such as cast and genre, can result in significant variations in marketplace performance. Tulip considered, to the extent relevant, all of such factors in reaching its evaluation that the Partnership's Film Rights were as follows: The Bible Programs - "high-value" (documentary) and The Whipping Boy - "low-value." Accounts receivable of the Films were not deemed to have a material effect on the amount available for distribution. Rights availabilities by media and territory were assumed by Tulip, based on information provided by the Partnership. There is no assurance that the Partnership will be able to sell the Film Rights for the values described above or at any specific prices.


     Copies of the Tulip report are available to Limited Partners, at no cost, by contacting Ms. Lorri Ellis, Jones Entertainment Group, Ltd., 9697 E. Mineral Avenue, Englewood, Colorado 80112, (303) 784-8486.

     The principal of Tulip is Todd P. Leavitt and valuation and brokerage services are being performed by Tulip in consort with MMG and its principal, James P. Marrinan. Mr. Leavitt has been involved with the entertainment business since 1977, first as an attorney and for many years as an executive with a number of large production and distribution companies in this industry. He founded Tulip in 1998. Mr. Marrinan has been involved in this industry, in a variety of positions, since 1974. His experience includes marketing, sales, management and financial, and administration. He founded MMG in 1995.

REASONS FOR THE PROPOSAL

     DISTRIBUTION OBJECTIVES MET. The distribution objectives of the Partnership have been met. The two Films have already been through at least one distribution cycle. Individual rights to individual films will have to be negotiated and these rights may not provide any significant resources. Therefore, the General Partner believes that it is in the best interest of limited partners for the Partnership to sell its assets at this time, make a final distribution of proceeds, if any, to its limited partners and dissolve the Partnership. It is the General Partner's view that this is an appropriate time in which to seek to sell the Partnership's assets. The continued operation of the Partnership is no longer practical for a number of reasons, including those discussed below.

     THE PARTNERSHIP IS OVER NINE YEARS OLD AND IS READY TO CEASE OPERATIONS AND DISSOLVE. The prospectus for the Partnership said that the term of the Partnership would be for 25 years, but it is likely that sales of programming assets would begin in the range of 6-8 years, keyed to when the first round of film distribution was concluded. The Partnership is past that period. Generally, the films are producing very little revenue and, while expenses are also small (except film distribution expenses which are generally keyed to revenues), the General Partner believes that the Partnership may have realized substantially all it can from routine licensing transactions (as opposed to sale of all of its Film Rights).

     AVOIDING ONGOING OPERATING COSTS OF PARTNERSHIP. If the Film Rights can be sold within a reasonable period, even the generally low cost of operating the Partnership can be eliminated, possibly providing more funds for the limited partners, as well as eliminating the need for each limited partner to report the Partnership's K-1 tax information with the limited partners' tax returns. The Partnership has fixed administrative costs (such as tax returns, K-1s, annual audits, SEC filings), while revenues have steadily declined. This will ultimately deplete any funds available to distribute to limited partners. There is no capital available to develop additional programming. The Partnership's small asset base, coupled with decreasing revenues and cash flow no longer justify the continuation of Partnership operations.

     LACK OF SIGNIFICANT CURRENT REVENUE. For approximately the last 18 months, the Partnership's Film Rights have seen a significant decline in revenues. For the year ended December 31, 2000 and the six months ended June 30, 2001, total revenues recognized by the Partnership for its Film Rights were $28,447 and $16,362, respectively.

     BENEFITS OF SELLING A FILM LIBRARY. A possible advantage to the Partnership in attempting to group the sale of all of its Film Rights will be that the Partnership may have an opportunity to sell one or more film rights as part of a package where the same film rights would be more difficult to sell on an individual basis because of the lack of interest in that specific film right, i.e. one good film may be bundled with less popular ones as a way to sell the latter. The Film Rights of the Partnership may be conducive to this principally because all these films were made initially for television. However, the General Partner will attempt to get the best price it can for each of the Film Rights, whether that be by grouping the Film Rights or selling them individually. There is no assurance that the General Partner will be successful in these efforts. In the discretion of the General Partner, the Partnership's Film Rights could be grouped with those held by Jones Programming Partners 1-A, Ltd. in an effort to provide a potentially more attractive package to buyers.

     TAXES. For tax purposes, the costs of the Film Rights have been written off, with the exception of the estimated salvage value for each film. Thus, any amounts received on the sale of the Film Rights in excess of the salvage value will be a taxable gain. To the extent the gains do not exceed the original cost of the Film Rights, they will be taxed as ordinary income due to the depreciation recapture provisions of IRC Section 1245. It is anticipated that all gains or losses will be treated as ordinary. There may be unrecognized passive losses which the limited partners can deduct in the year in which the Partnership completes the sale of all the Film Rights. Such passive losses could be as high as approximately $112 per limited partner interest, if such losses have not been previously deducted. See "Federal Income Tax Consequences."

CONSIDERATION OF ALTERNATIVES

     PARTNERSHIP CONTINUATION. The General Partner has given consideration to some alternatives for the Partnership before submitting the Proposal to you for approval. The only viable alternative would be the continued operation of the Partnership.

     BORROWING. The General Partner has not sought to borrow any funds for the development of any additional film projects, nor does the General Partner believe that any borrowed funds would be available, if sought.

     ASSESSING THE LIMITED PARTNERS. The Partnership has no funds with which to pursue other film projects, nor is borrowing for such purpose a realistic possibility. In addition, the limited partnership agreement does not provide for any form of voluntary or mandatory assessment for further capital contributions by limited partners in the Partnership. Given the purpose of the Partnership when it was formed, and the explicit partnership provisions and disclosures that no assessments would be made, the General Partner does not consider it appropriate to suggest amending the Partnership agreement to allow assessments. Because there is no ability to obtain financing, the only realistic options to the Partnership are to sell its assets or to continue operations. As set forth in the Proxy Statement, the General Partner favors the sale of the Partnership's assets, followed by the dissolution of the Partnership.

STEPS TO IMPLEMENT THE PROPOSAL

     Assuming the approval of the Proposal by the limited partners, of which there is no assurance, the General Partner intends to take the following steps to implement the Proposal:

     i. Sell all of the Partnership's programming assets through one or more of the methods discussed in this proxy statement, probably in multiple transactions;

     ii. Receive the sales proceeds for the programming assets and execute assignments and other instruments to accomplish such sale;

     iii. Pay or provide for payment of (and reserves for) the Partnership's liabilities and obligations to creditors, if any, using the Partnership's cash on hand and net sales proceeds;

     iv. Conduct a final accounting in accordance with the limited partnership agreement and make final cash distributions;

     v. Cause the Partnership's final tax returns to be prepared and filed with the Internal Revenue Service and appropriate state taxing authorities;

     vi.  Distribute to the limited partners final Form K-1 tax information; and

     vii. File a Cancellation of Domestic Certificate of Limited Partnership on behalf of the Partnership with the Secretary of State of the State of Colorado.

ESTIMATED SELLING COSTS

     The expenses associated with the sale of the Film Rights are expected to be approximately 15-25% of the sales proceeds of the Partnership's programming assets, primarily comprised of third party costs incurred, including the fees and costs of Tulip, legal counsel, auditors, printing and mailing costs and related out-of-pocket expenses. The general and administrative costs of the General Partner anticipated to be incurred in connection with the Proposal and related transactions will be met through the normal ongoing procedure set out in the limited partnership agreement. Such expenses are not anticipated to be material in relation to the proceeds from the sale of the Partnership's assets. These expenses would be prior in right to any distributions to the partners.

                                 THE PARTNERSHIP

GENERAL

     The Partnership was formed to acquire, develop and own rights to produce and license original programming. The primary objectives of the Partnership have been to own a group of programming assets and to license the rights to the programming on television and in other media throughout the world, and to generate a positive cash flow to permit cash returns in the form of distributions to the limited partners. It was contemplated from the outset of the Partnership's existence that after the programming had been initially exploited in all applicable markets, the General Partner would begin to liquidate its library of programming assets, which was expected to begin in approximately six to eight years. The decision when to dissolve the Partnership is to be made by the General Partner in its sole discretion. The General Partner believes that enough additional revenues have been generated to justify keeping the Partnership in existence until now. However, revenues have diminished significantly and the General Partner believes no material purpose would be served to continue the Partnership's existence.

     The Partnership was formed on March 10, 1992 when subscriptions for the minimum offering amount were received. Sales of interests closed on March 15, 1993 with subscriptions totaling $5,614,500, of which $4,842,506 was available for investment after payment of sales commissions and other organizational and offering costs.

PRINCIPAL ASSETS

     The Partnership's Film Rights are in the following two films:

     o THE BIBLE PROGRAMS. In 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon to produce four one-hour programs for television entitled "Charlton Heston Presents:
          The Bible" (the "Bible Programs") for Arts and Entertainment Network ("A&E"). The production costs of the Bible Programs were approximately $2,370,000, which included a $240,000 production and overhead fee to the General Partner. In return for agreeing to fund these production costs, the Partnership acquired all rights to the Bible Programs in all markets and in all media in perpetuity. One-half of the Partnership's interest in the Bible Programs was assigned to GoodTimes for an investment of $1,000,000. The Partnership's total investment in the Bible Programs is $1,369,764. From inception to June 30, 2001, the Partnership has recognized $2,052,787 of revenue from this film.

          The Partnership and GoodTimes funded Jones Documentary Film Corporation, which in turn, contracted with Agamemnon for the production of the Bible Programs. JDFC was formed to insulate the Partnership and GoodTimes from certain risks and potential liabilities associated with the production of programming in foreign countries.

          The Partnership and JDFC granted the General Partner the exclusive rights to distribute the Bible Programs. To accomplish this, in June 1992, GoodTimes and the General Partner, on its own behalf, formed J/G Distribution to distribute the Bible Programs. J/G Distribution has the sole and exclusive right to exhibit and distribute, and to license others to exhibit and distribute, the Bible Programs in all markets, all languages, and all media in perpetuity; except for the CD-ROM version, which right was transferred to an affiliate of the General Partner in consideration for repayment of funds paid by GoodTimes to develop and market the CD-ROM version. J/G Distribution holds the copyright for the benefit of the Partnership (50% interest) and GoodTimes (50% interest). J/G Distribution is entitled to receive a distribution fee of 40% of gross revenues from all markets and is entitled to reimbursement of distribution costs not to exceed 10% of gross revenues. Out of gross revenues, the General Partner and GoodTimes share all distribution fees and costs (other than personnel) equally, and are entitled to certain personnel cost reimbursements. Prior to the second quarter of 2000, the Partnership was entitled to 50% of the net revenues received by J/G Distribution. During such quarter, the Partnership and the General Partner fully recouped their respective costs under the agreement with Agamemnon. This caused a shift in future revenue sharing arrangements. Net revenues are now allocated 25% to GoodTimes, with the Partnership, the General Partner and Agamemnon sharing 75% in accordance with the income pooling arrangements described below.

          The General Partner's interest in J/G Distribution's revenues will be contributed to the Partnership and will be sold along with the Partnership's rights in the Films. The General Partner will not receive any consideration for such contribution.

          Under the agreement with Agamemnon, amounts paid to Agamemnon and the Partnership, along with the General Partner's distribution fees received through J/G Distribution, are pooled (the "Income Pool") and shared after deducting and/or recouping from net revenues the Partnership's production investment in the Bible Programs; certain other costs; a $135,000 production fee to the General Partner; and interest on the unrecouped balance of the production investment. Such recoupment occurred during the second quarter of 2000, and Agamemnon has since participated in revenues. Agamemnon now receives an amount equal to 50% of the Income Pool, the General Partner receives one-half of the distribution fees received through J/G Distribution and the Partnership receives the balance of the Income Pool.

          In June 1992, J/G Distribution entered into a license agreement with GoodTimes, granting GoodTimes the distribution rights for the United States and Canadian home video, audio, and book rights to the Bible Programs. This agreement expires on March 31, 2009.

          In general, all international rights are available except for certain rights in Spain and Benelux.

     o THE WHIPPING BOY. In August 1993, the Partnership acquired the film rights to the Newbury Award-winning book "The Whipping Boy." The project was co-developed by the Partnership and The Disney Channel, and produced by the General Partner and German (Gemini Films) and French co-production partners. The completed film was delivered to Disney in the second quarter of 1994 and premiered in the North American television market in July 1994. The Partnership has invested $2,661,487 in the film, which included a $468,000 production and overhead fee payable to the General Partner. The Partnership has received $2,100,000 from Disney for licensing certain rights to the film to Disney. From inception to June 30, 2001, the Partnership has received $2,277,930 of gross revenue from the film, which includes the licensing fee received from Disney.

          The Partnership was responsible for approximately one-half of the $4,100,000 in production costs, with the balance of the production budget funded by Gemini Films and other co-production partners and/or territorial advances from the film's international distributors. Pursuant to the co-production agreement, Gemini Films has, in perpetuity, the copyright and all exploitation rights to the film in German language territories (Germany, Austria, German-speaking Switzerland and German-speaking Luxembourg). The Partnership owns the worldwide copyright, excluding German language territories, and has all exploitation rights in all media in North America (the United States and Canada).

          Disney has an exclusive license to telecast the film on all satellite feeds to subscribers of Disney's programming in the United States. The agreement granted Disney two exclusive telecast periods, to take place during a ten year period. The first telecast period expired in July 1998 and the second telecast period expires in September 2004. Disney has the right of first negotiation to license the film for domestic television.

          In exchange for its contribution to the production budget, the French production partner was granted all French language rights, excluding North America, in all media for a period of ten years, expiring on June 30, 2004. It was also granted the exclusive right of first negotiation to extend the license period for the French territory on terms acceptable to the General Partner and Gemini Films. If it does not present an acceptable offer by 120 days prior to the expiration of the license period, all rights revert to the other participants.

          Canal Plus Distribution ("Canal Plus") was selected to exploit the film outside of North America and German and French speaking territories. In April 1993, Canal Plus and Gemini Films entered into an agreement granting Canal Plus the above rights for a license period of seven years with a ten year cut off. The German language speaking exploitation rights are the sole property of Gemini Films. Gemini Films accounts to the Partnership for any revenue derived therefrom; however, Gemini Films first applies the revenues generated from the German language territories to reduce Gemini Films' obligations to the North Rhine Westphalia Film Fund. Thereafter, German language revenues will be included in the international revenues and shared pursuant to the agreement.

          The Partnership owns all exploitation rights in all media in North America (the United States and Canada). The Partnership accounts to Gemini Films for any revenue generated therefrom. From the film's North American revenues, the Partnership is first entitled to recover its investment plus interest. Thereafter, the Partnership receives 90% of all North American revenues and Gemini Films receives 10% of such revenues.

          With respect to international revenues, after Gemini Films recoups its investment in the film's production budget and any funded overages and interest on the whole out of net international revenues, the Partnership will receive 20% of net international revenues and Gemini Films will receive 80%. Such recoupment has not occurred as of June 30, 2001. The NRW Film Fund shall be prepaid by Gemini Films from its 80% share. Canal Plus earns distribution fees of 15% of the film's gross receipts outside of North America, and is reimbursed for its expenses, capped at 10% (excluding dubbing costs).

          A buyer of the Partnership's rights in "The Whipping Boy" will be required to assume certain writer rights to net profits related to the film and composer rights to royalties.

AMOUNTS INVESTED AND CASH DISTRIBUTIONS

     Limited partners made contributions of $5,614,500 in the aggregate to the Partnership, the net proceeds of which have all been invested. The General Partner made a capital contribution with respect to its general partner interest of $1,000. From inception through June 30, 2001, the Partnership made cash distributions to its limited partners totaling $3,574,053. On a per interest basis, the limited partners had received, as of June 30, 2001, approximately $312.50 per $500 interest, or approximately 63% of their initial capital contributions. Details of the amounts of cash distributions made to partners over the three years ended December 31, 2000 are set out under "Cash Distributions" below. From inception through June 30, 2001, the General Partner has received cash distributions from the Partnership of $36,104 with respect to its general partner interest.

CASH DISTRIBUTIONS

     During the three years ended December 31, 2000, total cash distributions and cash distributions per interest were:

                                  TOTAL          PER $500 INTEREST
                                 -------         -----------------
         2000                    $140,363           $12.50
         1999                    $140,363           $12.50
         1998                    $280,726           $25.00

TRANSACTIONS BETWEEN THE GENERAL PARTNER AND THE PARTNERSHIP

     The General Partner was reimbursed for all offering costs up to 3.75% of gross offering proceeds, which reimbursement was $210,544. Ten percent commission costs ($561,450) paid to an affiliate of the General Partner and reimbursements to the General Partner for costs for raising Partnership capital were charged to limited partners' capital. The following summarizes the transactions between the General Partner and the Partnership pursuant to which the General Partner has been paid or has had its expenses reimbursed on an ongoing basis:

o The General Partner has received from inception through June 30, 2001 production and overhead fees of $808,000, all of which were received prior to 1995.

o The General Partner is entitled to be reimbursed for general and administrative costs incurred on behalf of and allocable to the Partnership, including employee salaries and office overhead. Administrative services to the Partnership consist primarily of accounting services, allocated to the Partnership at cost. Through June 30, 2001, the General Partner has received a total of $147,416 as general and administrative expense reimbursements from the Partnership, of which $9,605, $7,745, $8,625 and $10,535 was reimbursed for the years ended December 31, 1998, 1999 and 2000 and the six months ended June 30,
     2001, respectively.

o In connection with the distribution of the Bible Programs, J/G Distribution is entitled to certain distribution rights and fees. The General Partner owns 50 percent of J/G Distribution. As of June 30, 2001, gross sales made by J/G Distribution totaled

     $3,647,836, of which 1,823,918 ($292,040, $238,618, $35,431 and $29,047 for the years ended December 31, 1998, 1999 and 2000 and the six months ended June 30, 2001, respectively) has been retained by J/G Distribution for its fees and marketing costs, with the remaining $1,823,918 ($292,040, $238,618, $35,430 and $29,048 for the years ended December 31, 1998, 1999 and 2000 and the six months ended June 30, 2001, respectively) belonging to the Partnership, GoodTimes and Agamemnon. Additionally, $250,000 was received directly by the Partnership as its share of the initial license fee from A&E. As of June 30, 2001, the Partnership had received $886,134 from J/G Distribution and the $250,000 from A&E. The Partnership received the outstanding balance of $10,893 due from J/G Distribution in July 2001.

     In June 1992, J/G Distribution was granted all distribution rights to the Bible Programs in all markets, all languages and all media. In October 1994, J/G Distribution entered into an agreement with an affiliate of the General Partner, to develop two CD-ROM Multimedia products based on the Bible Programs ("CD-ROM version"). Concurrently, J/G Distribution agreed with GoodTimes to equally fund the cost of the production. An affiliate of GoodTimes and an affiliate of the General Partner were each granted certain rights to distribute the CD-ROM version. In February 1996, the GoodTimes affiliate assigned its entire interest in the CD-ROM version to an affiliate of the General Partner, which assignment terminated GoodTimes' rights regarding the CD-ROM version. No Partnership funds were utilized in the production of the CD-ROM version; however, if production costs, distribution fees, costs associated with distribution, production cost overages, plus interest are ever recovered, a portion of the net revenues belongs to the Partnership. As of June 30, 2001, the affiliate of the General Partner has not recouped its production costs and distribution costs, with a deficit to be recouped of approximately $295,000. Total revenues for 2000 and 2001, to date, are less than $1,000. It is not expected that the Partnership will receive any revenues from the CD-ROM version.

NO TRADING MARKET

     There is no trading market for the limited partnership interests, and only very limited sales of such interests have occurred since inception.

LIST OF LIMITED PARTNERS

     A limited partner of the Partnership is entitled to request copies of the names of the limited partners showing the names and addresses of all limited partners in the Partnership. The right to receive a limited partner list may be conditioned upon the requesting limited partner paying the cost of copying and a showing that the request is for a proper purpose. Reasonable requests would include requests for the limited partner list for the purpose of opposing the Proposal. Requests for limited partner lists may be addressed to ACS Securities Services, Inc., at 3988 N. Central Expressway, Building 5, 6th Floor, Dallas, TX 75204; Attention: Ms. Shari Eastwood.

BOOKS AND RECORDS

     The Partnership's limited partnership agreement provides that its books and records are available for inspection by limited partners or their duly authorized representatives at all reasonable times at the Partnership's principal office in Englewood, Colorado. A written request must be received stating a proper purpose for inspection of such books and records, with the inspection to be conducted at the limited partner's expense. A limited partner may request in writing and receive without charge copies of the Partnership's limited partnership agreement, certificate of limited partnership and tax returns.

LEGAL PROCEEDINGS

     The General Partner is not aware of any material pending legal proceedings to which the Partnership is a party or of which any of the Film Rights are the subject.

                             VOTING ON THE PROPOSAL

VOTE REQUIRED; PRINCIPAL HOLDERS

     Under the limited partnership agreement, the Proposal must be approved by the affirmative vote of the limited partners holding a majority of the limited partnership interests in the Partnership as of the record date. The General Partner does not have the authority under the Partnership's limited partnership agreement to sell substantially all of the Partnership's assets absent such a vote. As of July 31, 2001, the number of interests outstanding was 11,229 and the number of record holders was 645. Each limited partner appearing on the records of the Partnership as of _________, 2001, the "record date," is entitled to notice of, and to participate in, this vote of limited partners. It is very important that all limited partners participate in the voting. The ability of the Partnership to complete the transaction discussed in this proxy statement and the Partnership's ability to make a distribution to its limited partners of the net proceeds of the sale of the Partnership's assets are dependent upon the approval of the transaction by the holders of a majority of the Partnership's limited partnership interests. An abstention by a limited partner will have the same effect as a vote against the Proposal.

     The General Partner and its affiliates own no limited partnership interests. The General Partnership interest in the Partnership does not have a vote on the Proposal, but the General Partner has approved the Proposal and recommends that the limited partners vote in favor of it. To the General Partner's knowledge, there is no holder of interests of more than 5% of the interests.

PROXIES; REVOCATION

     A sample of the form of proxy is attached to this proxy statement. The actual proxy to be used to register your vote on the Proposal is the separate sheet of paper included with this proxy statement. If you wish, you can fax your executed proxy to us at 214-887-7198, Attention: Shari Eastwood, of ACS Securities Services, Inc. Investors may also vote by toll-free telephone at 1-866-ACS-VOTE (1-866-227-8683). PLEASE USE THE ENCLOSED PROXY TO CAST YOUR VOTE ON THE PROPOSAL OR SEE THE ACCOMPANYING INSTRUCTION PAGE FOR MORE DETAILS ON VOTING BY TELEPHONE.

     If the proxy is properly signed and is not revoked by a limited partner, the interests it represents will be voted in accordance with the instructions of the limited partner. If no specific instructions are given, the interests will be counted as a vote "FOR" the Proposal and the grant of authority to extend the solicitation period. Proxies cannot be revoked except by delivery of a proxy dated as of a later date, by voting in person at the Special Meeting, or by giving written or oral notice of revocation to the Secretary of the General Partner.

SOLICITATION

     The solicitation is being made by Jones Entertainment Group, Ltd. in its capacity as General Partner on behalf of the Partnership. The Partnership will bear the costs of the preparation of this proxy statement and of the solicitation of proxies, which is estimated at $15,000. Such costs will be allocated to the limited partners and to the General Partner according to their respective percentage interests pursuant to the limited partnership agreement. Solicitations will be made primarily by mail. However, a number of regular employees of the General Partner may, to ensure the presence of a quorum, solicit proxies in person or by telephone. The General Partner may contact brokers and representatives who originally sold the interests to limited partners and request their assistance in encouraging limited partners to return their proxies or to vote by telephone. These brokers or representatives would not be compensated for this assistance nor would they be asked to make any recommendation as to how the limited partners should vote. Additionally, the General Partner may retain a proxy solicitor to assist in contacting brokers or limited partners to encourage the return of proxies, although it does not anticipate doing so. Should such a solicitor be retained, its costs would be part of the aforesaid estimated $15,000.

NO APPRAISAL OR DISSENTERS' RIGHTS PROVIDED

     Limited partners are not entitled to any dissenters' or appraisal rights with respect to the Proposal, as would be available to shareholders in a corporation engaging in a corporate transaction.

RECOMMENDATION OF THE GENERAL PARTNER

     The General Partner believes that it is in the best interests of the limited partners to sell the Film Rights and to dissolve the Partnership. The General Partner believes the terms of the Proposal are fair to the limited partners. Dissolution will allow the limited partners to receive any remaining value of the Partnership's programming assets currently, rather than receiving distributions, if any, over the remaining life of the Partnership. If operations continue, revenues will continue to decline while direct, operating, general and administrative expenses continue, reducing the likelihood of cash distributions. Continued operations also mean continuation of the additional costs incurred by the limited partners, including the costs associated with inclusion of information from the Schedule K-1 relating to the Partnership in their personal income tax returns. Dissolution of the Partnership will allow preparation of final tax returns.

                       THE GENERAL PARTNER RECOMMENDS THAT
                     LIMITED PARTNERS VOTE FOR THE PROPOSAL.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following summarizes the material federal income tax consequences to the limited partners if the Proposal to sell the Partnership's assets and dissolve the Partnership is approved. This discussion is not based upon an opinion of counsel and it is possible that different results than those described may occur. Statements regarding tax consequences are based upon relevant provisions of the Internal Revenue Code of 1986, as amended, the "Code", Treasury Regulations in effect on the date hereof, reported judicial decisions, published positions of the IRS, further assumptions that the Partnership constitutes a partnership for federal tax purposes, and that the Partnership will be dissolved as described herein. The laws, regulations, administrative rulings and judicial decisions which form the basis for conclusions regarding the tax consequences described herein are complex, are subject to prospective or retroactive change at any time, and any change may adversely affect the limited partners.

     This summary does not describe all the tax aspects which may affect limited partners because the tax consequences may vary depending upon the individual circumstances of a limited partner. It is directed to the limited partners that are the original purchasers of the interests and hold interests as "capital assets," generally, property held for investment. Each limited partner that is a corporation, trust, estate, tax-exempt entity or other partnership is strongly encouraged to consult its own tax advisor as to the rules which are specifically applicable to it. This summary does not address foreign, state or local tax consequences, and is inapplicable to nonresident aliens, foreign corporations, debtors under the jurisdiction of a court in a case under federal bankruptcy laws or in a receivership, foreclosure or similar proceeding, or an investment company, financial institution or insurance company.

TAXABLE GAIN OR LOSS UPON SALE OF PROGRAMMING ASSETS

     A limited partner will realize and recognize gain or loss, or a combination of both, on the Partnership's sale of its programming assets prior to dissolution. The amount of gain realized with respect to each programming asset, or related asset, will be an amount equal to the excess of the amount realized by the Partnership and allocated to the limited partner, for example, cash or consideration received, over the limited partner's adjusted tax basis for such programming asset. Conversely, the amount of loss realized with respect to each programming asset or related asset will be an amount equal to the excess of the limited partner's tax basis over the amount realized by the Partnership for such programming asset and allocated to the limited partner. It is projected that net taxable gain will be realized upon the sale of Partnership programming assets and that such gain will be allocated among the limited partners in accordance with the limited partnership agreement. The limited partnership agreement includes an allocation provision that requires allocations pursuant to a dissolution be made among partners in a fashion that equalizes capital accounts of the partners so that the amount in each partner's capital account will reflect such partner's sharing ratio of income and loss. The extent to which capital accounts can be equalized, however, is limited by the amount of gain and loss available to be allocated.

     Realized gains and losses generally must be recognized and reported in the year the sale occurs. Accordingly, each limited partner will realize and recognize his or her allocable share of gains and losses in his tax year within which the Partnership programming assets are sold. Each limited partner's recognized allocable share of the net partnership Section 1231 gains or losses must be netted with that limited partner's individual Section 1231 gains and losses recognized during the year in order to determine the character of such net gains or net losses under Section 1231. Net gains will be treated as capital gains except to the extent recharacterized as ordinary income due to recapture and net losses will be treated as ordinary losses. IT IS ANTICIPATED THAT ALL GAINS ON THE SALE OF THE FILM RIGHTS WILL BE TREATED AS ORDINARY INCOME DUE TO THE DEPRECIATION RECAPTURE PROVISION OF
SECTION 1245 OF THE CODE.

DISSOLUTION OF THE PARTNERSHIP

     After the sale of its Film Rights, the Partnership's assets will consist solely of any net cash remaining after payment of the Partnership's obligations. Any such cash will be distributed to the partners in liquidation of his or her partnership interest. The Partnership will not realize gain or loss upon such distribution of cash to its partners. If the amount of cash distributed to a limited partner in liquidation of his or her partnership interest is less than such limited partner's adjusted tax basis in his or her interests, the limited partner will realize and recognize a capital loss to the extent of the excess. If the amount of cash distributed is greater than such limited partner's adjusted tax basis in his or her interests, the limited partner will recognize a capital gain to the extent of the excess.

CAPITAL GAINS TAX

     Net long-term capital gains of individuals, trusts and estates generally will be taxed at a maximum rate of 20%, while ordinarily income, including income from the recapture of depreciation, will be taxed at a maximum rate of 35.5% or 39.1%, depending on the taxpayer's taxable income. The amount of net capital losses that can be utilized to offset ordinary income will be limited to the sum of net capital gains from other sources recognized by the limited partner during the tax year, plus $3,000, or $1,500, in the case of a married individual filing a separate return. The excess amount of such net long-term capital loss may be carried forward and utilized in subsequent years subject to the same limitations. Corporations are taxed on net long-term capital gains at their ordinary Section 11 rates and are allowed to carry net capital losses back three years and forward five years. Section 1231 net losses can be fully utilized to offset ordinary income.

PASSIVE LOSS LIMITATIONS

     Limited partners that are individuals, trusts, estates, or personal service corporations are subject to the passive activity loss limitations rules that were enacted as part of the Tax Reform Act of 1986. Generally, losses from a passive activity can only be deducted to the extent of income from other passive activities.

     A limited partner's allocable share of partnership income, gain, loss, and deduction is treated as derived from a passive activity, except to the extent of partnership portfolio income, which includes interest, dividends, royalty income and gains from the sale of property held for investment purposes. A limited partner's allocable share of any gain realized on sale of Partnership assets (other than gain from the sale of portfolio investments) will be characterized as passive activity income that may be offset by passive activity losses from other passive activity investments. Moreover, because the sale of all of the Partnership's assets will terminate the limited partner's interest in the passive activity, a limited partner's allocable share of any loss (i) previously realized as a limited partner in the Partnership and suspended because of its passive characterization, (ii) realized on the sale of partnership assets, or
(iii) realized by the limited partner upon liquidation of his or her partnership interest, will not be characterized as losses from a passive activity.

     Through December 31, 2000, the passive activity losses from inception of the Partnership are approximately $112 per $500 limited partner interest. These losses can be deducted on disposition of the Film Rights if they have not previously been utilized by the limited partners.

     THE FOREGOING DISCUSSION IS INTENDED TO BE A SUMMARY OF THE MATERIAL INCOME TAX CONSIDERATIONS OF THE SALE OF PARTNERSHIP ASSETS AND DISSOLUTION. EACH LIMITED PARTNER SHOULD CONSULT ITS OWN TAX ADVISOR CONCERNING ITS PARTICULAR TAX CIRCUMSTANCES AND THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES TO IT OF THE SALE OF PARTNERSHIP ASSETS AND THE DISSOLUTION OF THE PARTNERSHIP.

                               DOCUMENTS INCLUDED

Included with this proxy statement are the following documents:

o The Partnership's Annual Report on Form 10-K for the year ended December 31, 2000.


o The Partnership's Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2000.


o The Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

o The Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

                           FORWARD-LOOKING STATEMENTS

     Some of the information included in this proxy statement, any attachments and the documents incorporated by reference contain forward-looking statements. Forward-looking statements use forward-looking terms such as "believe," "expect," "may," "intend," "will," "project," "should" or "anticipate" or other similar words. These statements discuss "forward-looking" information such as:

o    future net revenues from film distribution;

o    future cash distributions to investors in the Partnership; and

o    amounts or ranges of net proceeds from sales of the Partnership's assets.

     Other factors that could cause actual results to differ materially from those anticipated are discussed in the Partnership's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000.

     When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this proxy statement, any attachment and the documents incorporated by reference. The Partnership will not update these forward-looking statements unless the securities laws require an updating.

                                  OTHER MATTERS

INCORPORATION BY REFERENCE


     The Partnership's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2000 and the Partnership's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2001 and June 30, 2001 are incorporated by reference in their entirety in this Proxy Statement. All subsequent documents filed by the Partnership prior to the vote pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 are hereby incorporated by reference.


                                        JONES ENTERTAINMENT GROUP, LTD.
                                        as General Partner of the Partnership


                                        --------------------------------------
                                        Lorri Ellis
                                        Secretary

                                  FORM OF PROXY
                      JONES PROGRAMMING PARTNERS 2-A, LTD.

                               **VOTING OPTIONS**
                            YOU MAY VOTE BY TELEPHONE
           (OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN
                             THE ENCLOSED ENVELOPE)

If voting by proxy, you may vote either by mail, fax or telephone. Your telephone vote authorizes the named proxies to vote your interests in the same manner as if you marked, signed and returned your proxy card by mail. To vote by telephone, please read the accompanying proxy statement and then follow these steps:

TO VOTE BY PHONE:   CALL TOLL FREE 1-866-227-8683 ANY TIME ON A TOUCH-TONE
                    TELEPHONE.

                    THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL-FREE NUMBER.

                    Enter the 10-digit pin number located below.

                    To vote YES on the Proposal, as the General Partner recommends, PRESS 1.

                    To vote AGAINST the Proposal PRESS 2.

                    To ABSTAIN on the Proposal PRESS 3.

                    If you vote by telephone, please DO NOT mail back the proxy.

                              THANK YOU FOR VOTING!


                                                               /               /
                                                                PIN NUMBER FOR
                                                               TELEPHONIC VOTING

                             FOLD AND DETACH HERE
-------------------------------------------------------------------------------

              THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP
                            BY THE GENERAL PARTNER
                  FOR A SPECIAL MEETING OF THE LIMITED PARTNERS

     The undersigned hereby appoints Timothy J. Burke and Lorri Ellis as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designed herein, all limited partnership interests of JONES PROGRAMMING PARTNERS 2-A, LTD. held of record by the undersigned on __________, 2001 for a special meeting of limited partners to be held at the corporate offices of the General Partner, 9697 E. Mineral Avenue, Englewood, Colorado, on ________,_______, 2001, at 10:30 a.m., Mountain Time.

THE GENERAL PARTNER RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEM:


1) The adoption of a proposal for the sale of substantially all of the assets of the Partnership and the ultimate dissolution of the Partnership. (Note:
     The asset sale and dissolution of the Partnership comprise a single proposal, and a vote in favor of the proposal will constitute a vote in favor of each of these matters.)


               / / FOR           / / AGAINST           / / ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE PROPOSAL.

                          (TO BE SIGNED ON OTHER SIDE.)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                        ----------------------------------------
                                        Date

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                                (Signature if held jointly)

                                        Please sign exactly as your name appears at the left. When partnership interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                 YOU MAY FAX YOUR SIGNED PROXY TO 214-887-7198.

                                    FORM 10-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
For the fiscal year ended December 31, 2000

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
    EXCHANGE ACT OF 1934 (NO FEE REQUIRED)
For the transition period from      ______ to ______

Commission file number:    0-20944

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                                                       84-1088819
------------------------                                   ---------------------------------
(State of Organization)                                    (IRS Employer Identification No.)

9697 EAST MINERAL AVENUE, ENGLEWOOD, COLORADO 80112                 (303) 792-3111
---------------------------------------------------                 --------------
(Address of principal executive office and Zip Code)          (Registrant's telephone no.
                                                                  including area code)

        Securities registered pursuant to Section 12(b) of the Act: None
           Securities registered pursuant to Section 12(g) of the Act:
                          Limited Partnership Interests

Indicate by check mark whether the registrant, (1) has filed all reports required to be filed by Section 13 or l5(d) of the Securities Exchange Act of l934 during the preceding l2 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:
                           Yes      X              No
                                 -------              -------

Aggregate market value of the voting stock held by non-affiliates of the registrant: N/A

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (ss.229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K
or any amendment to this Form 10-K.   X
                                    ------


                    DOCUMENTS INCORPORATED BY REFERENCE: None

         Information contained in this Form 10-K Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 10-K Report that address activities, events or developments that the General Partner or the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based upon certain assumptions and are subject to a number of risks and uncertainties. Actual results could differ materially from the results predicted by these forward-looking statements.

                                     PART I.

                                ITEM 1. BUSINESS

         Jones Programming Partners 2-A, Ltd. (the "Partnership") is a Colorado limited partnership that was formed in March 1992 pursuant to the public offering of limited partnership interests in the Jones Programming Partners Limited Partnership Program. Jones Entertainment Group, Ltd. is the general partner of the Partnership (the "General Partner"). The Partnership was formed to acquire, develop, produce and distribute original programming to be owned by the Partnership. All the Partnership's films are subject to a variety of license agreements for various markets. Some of these agreements will last beyond the year 2001. The General Partner charges the Partnership for direct costs incurred on the Partnership's behalf. See further discussion of such costs charged to the Partnership by the General Partner in ITEM 8, FINANCIAL STATEMENTS, NOTE 4. During 2000, the Partnership had two programming properties: "Charlton Heston
Presents: The Bible" and "The Whipping Boy." It is not anticipated that the Partnership will invest in any additional programming, but instead will focus on the distribution and/or sale of its existing programming projects. Following is a description of these programming projects.

CHARLTON HESTON PRESENTS: THE BIBLE

         In May 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon Films, an unaffiliated party, to produce four one-hour programs for television, entitled "Charlton Heston Presents: The Bible" (the "Bible Programs"). The production costs of the Bible Programs were approximately $2,370,000, which included a $240,000 production and overhead fee paid to the General Partner. In return for agreeing to fund these production costs, the Partnership acquired all rights to the Bible Programs in all markets and in all media in perpetuity. The Partnership subsequently assigned half of its ownership of the Bible Programs to an unaffiliated party for an investment of $1,000,000 toward the production costs for the Bible Programs. After consideration of the reimbursement, the Partnership's total investment in the Bible Programs was $1,369,764. In June 1998, the Partnership fully amortized its net investment in this film. From inception to December 31, 2000, the Partnership has recognized $2,036,811 of revenue from this film, of which $900,677 was retained by the distributors of the film for their fees and marketing costs. Of the remaining $1,136,134, the Partnership received $1,129,421 as of December 31, 2000. The Partnership will receive the outstanding balance of $6,713 due from J/G Distribution Company in 2001.

THE WHIPPING BOY

         In August 1993, the Partnership acquired the rights to the Newbury Award-winning book, "The Whipping Boy." "The Whipping Boy" was produced as a two-hour telefilm which premiered in the North American television market on The Disney Channel. The film's final cost was approximately $4,100,000. As of December 31, 2000, the Partnership had invested $2,661,487 in the film, which included a $468,000 production and overhead fee paid to the General Partner. The film was co-produced by the General Partner and Gemini Films, a German company. From inception to December 31, 2000, the Partnership has recognized $2,277,544 of revenue from this film, of which $2,100,000 represents the initial license fee from The Disney Channel that was used to finance the film's production. Of the remaining $177,544, $8,497 was retained by the distributors of the film for their fees and marketing costs and $169,047 was received by the Partnership as of December 31, 2000.

         During the fourth quarter of 1999, the General Partner reassessed the anticipated gross revenues remaining from the distribution of "The Whipping Boy" based on revised estimated television sales projections and actual results of the film's distribution in comparison to the film's prior projections. A determination was made by the

General Partner that the Partnership's net investment in "The Whipping Boy" of $147,883 exceeded the film's estimated net realizable value of $7,883 as of December 31, 1999, resulting in a write-down of $140,000. The film's estimated net realizable value was calculated based on an estimate of anticipated revenues remaining over the life of the film from international and domestic television distribution, net of estimated distribution fees and costs, as of December 31, 1999.

         During the fourth quarter of 2000, the General Partner again reassessed the anticipated gross revenue remaining from the distribution of "The Whipping Boy" based on revised estimated television sales projections and actual results of the film's distribution in comparison to the film's prior projections. A determination was made by the General Partner that the Partnership's net investment in "The Whipping boy" of $6,722 should be fully written off, resulting in a final write down of $6,722.

         As of December 31, 2000 the Partnership, after consideration of amortization and write-downs, fully amortized its net investment in the film.

GENERAL MATTERS

         The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's interests in its programming. See further discussion of the Partnership's distribution efforts concerning its films in ITEM 7, MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. There is no assurance that the Partnership will be successful in obtaining a buyer or buyers for the assets of the Partnership or that the terms or conditions of any sale will be favorable to the Partnership. Many of the factors set forth below which affect the distribution of the films will also affect the saleability of the films themselves. If efforts to sell the Partnership's assets are not successful, the Partnership will continue to seek distribution for its films. The Partnership has obtained the services of a broker to assist in the sale of the Partnership's films. Pursuant to the services agreement, the broker will receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

         The Partnership has encountered intense competition in connection with its attempts to distribute its programming. There is competition within the television programming industry for exhibition time on cable television networks, broadcast networks and independent television stations. Acceptance of the programming in certain distribution media may be limited and the programming will compete with other types of television programming in all domestic and international distribution media and markets. The age and technical specifications of the Partnership's programming may also limit distribution in certain international and domestic markets. The success of programming is also dependent in part on public taste, which is unpredictable and susceptible to change. In international markets, the Partnership has, in the past, and may again encounter additional risks, such as foreign currency rate fluctuations, compliance and regulatory requirements, differences in tax laws, and economic and political environments.

         The Partnership's films have been distributed in a number of markets. It is not known whether the Partnership can successfully exploit any of its films in these or other markets in the future. There can be no assurance that the distribution efforts made by the Partnership, the General Partner or unaffiliated parties on behalf of the Partnership for the programming will be successful.

                               ITEM 2. PROPERTIES

         See ITEM 1.

                            ITEM 3. LEGAL PROCEEDINGS

         None.

           ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         None

                                    PART II.

                ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK
                       AND RELATED SECURITY HOLDER MATTERS

         While the Partnership is publicly held, there is no public market for the limited partnership interests and it is not expected that such a market will develop in the future. As of February 28, 2001, the number of equity security holders in the Partnership was 642.

                         ITEM 6. SELECTED FINANCIAL DATA


                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------
                                                 1996            1997          1998          1999           2000
                                            ---------------  ------------ ------------- -------------  ------------
Gross revenues                             $     329,875    $   215,834   $   292,569   $   240,736    $    28,447
Costs of filmed entertainment                    281,451        199,899        19,829         2,117          1,161
Distribution fees and expenses                   105,707         92,702       146,077        80,037         11,957
Loss on write-down of
  film production cost                           575,000              -       194,907       140,000          6,722
Operating, general and administrative
  expenses                                        31,701         78,965        30,720        27,549         32,082
Operating loss                                  (663,984)      (155,732)      (98,964)       (8,967)       (23,475)
Net loss                                        (575,789)      (118,640)      (82,162)       (5,322)       (16,939)
Net loss per limited partnership unit             (50.76)        (10.46)        (7.24)        (.47)          (1.49)
Weighted average number of limited
  partnership units outstanding                   11,229         11,229        11,229        11,229         11,229
General partner's deficit                        (33,479)       (40,337)      (43,995)      (45,466)       (47,053)
Limited partners' capital                      1,410,494        731,588       369,522       223,890         66,757
Total assets                                   1,555,607        965,564       340,863       187,453         27,720
General partner advances                          29,106          8,622         7,511           836          1,016


                 ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following discussion of the Partnership's financial condition and results of operations contains, in addition to historical information, forward-looking statements that are based upon certain assumptions and are subject to a number of risks and uncertainties. The Partnership's actual results may differ significantly from the results predicted in such forward-looking statements.

                              RESULTS OF OPERATIONS

2000 COMPARED TO 1999

Revenues of the Partnership decreased $212,289, from $240,736 in 1999 to $28,447 in 2000. This decrease in revenues was primarily the result of a significant decrease in home video and other sales of "The Bible Programs". Also, revenues from "The Whipping Boy" decreased in 2000 compared to 1999.

Filmed entertainment costs decreased $956, from $2,117 in 1999 to $1,161 in 2000. This decrease corresponds to the decrease in revenues from "The Whipping Boy" in 2000 compared to 1999. Filmed entertainment costs are amortized over the life of each film in the ratio that current gross revenues bear to anticipated total gross revenues.

Distribution fees and expenses decreased $68,080, from $80,037 in 1999 to $11,957 in 2000. This decrease was the result of decreased home video sales of the "Bible Programs" under the Partnership's distribution agreement with J/G Distribution Company, which is owned 50% by the General Partner and 50% by GoodTimes Home Video Corporation. Distribution fees and expenses relate to the compensation due and costs incurred by various parties in selling the Partnership's programming in the domestic and international markets. The timing and amount of distribution fees and expenses vary depending upon the individual market in which programming is distributed.

Loss on write-down of film production was $140,000 in 1999, and an additional $6,722 was written down in 2000. The loss on write-down of film production in 2000 was the result of a full write-down of the Partnerships' net investment in "The Whipping Boy".

Operating, general and administrative expenses increased $4,533, from $27,549 in 1999 to $32,082 in 2000. This increase was primarily the result of an increase in legal expenses related to the potential sale of the Partnership's assets during 2000 compared to 1999.

Interest income increased $2,953, from $3,583 in 1999 to $6,536 in 2000. This increase was the result of higher interest rates and higher average levels of invested cash balances during 2000 compared to 1999.

Limited Partners' net loss per partnership unit increased $(1.02), from $(.47) in 1999 to $(1.49) in 2000. This change was due to the results of operations as discussed above.

1999 COMPARED TO 1998

Revenues of the Partnership decreased $51,833, from $292,569 in 1998 to $240,736 in 1999. This decrease in revenues was primarily related to a $53,421 decrease in the sales of "The Bible Programs," from $292,040 in 1998 to $238,619 in 1999.

Filmed entertainment costs decreased $17,712, from $19,829 in 1998 to $2,117 in 1999. This decrease was the result of the full amortization of the capitalized production costs relating to "The Bible Programs" during 1998. Filmed entertainment costs are amortized over the life of each film in the ratio that current gross revenues bear to anticipated total gross revenues.

Distribution fees and expenses decreased $66,040, from $146,077 in 1998 to $80,037 in 1999. This decrease was the result of decreased home video sales of the "Bible Programs" under the Partnership's distribution agreement with J/G Distribution Company. Distribution fees and expenses relate to the compensation due and costs incurred by unaffiliated parties in selling the Partnership's programming in the domestic and international markets. The timing and amount of distribution fees and expenses vary depending upon the individual market in which programming is distributed.

Loss on write-down of film production was $194,907 in 1998, and an additional $140,000 was written down in 1999. The 1999 write down resulted in a remaining net investment in "The Whipping Boy" of $7,883 as of December 31, 1999.

Operating, general and administrative expenses decreased $3,171, from $30,720 in 1998 to $27,549 in 1999. This decrease was due primarily to decreased direct costs allocable to the operations of the Partnership that were charged to the Partnership by the General Partner and its affiliates in 1999 as compared to 1998. The decrease in direct costs allocable to the Partnership's operations resulted mainly from the decrease in direct time spent by the affiliates of the General Partner on the accounting and legal functions of the Partnership.

Interest income decreased $13,199, from $16,782 in 1998 to $3,583 in 1999. This decrease was due primarily to lower levels of invested cash balances existing during 1999 as compared to 1998.

Limited Partners' net loss per partnership unit changed $6.77, from $(7.24) in 1998 to $(.47) in 1999. This change was due to the results of operations as discussed above.


                               FINANCIAL CONDITION

LIQUIDITY AND CAPITAL RESOURCES

The Partnership's principal sources of liquidity are cash on hand and amounts received from the domestic and international distribution of its programming. As of December 31, 2000, the Partnership had approximately $21,000 in cash. Cash generated from operations for the year ended December 31, 2000 was approximately $34,000. The

Partnership will not invest in any additional programming projects, but instead will focus on the distribution and/or sale of its two existing films. The Partnership had outstanding receivables totaling approximately $7,000 as of December 31, 2000. The Partnership anticipates that these amounts will be received in the first quarter of 2001.

Regular quarterly distributions were suspended beginning with the quarter ended September 30, 1998. However, a distribution of $141,782 was declared for the three months ended March 31, 1999, and was paid in May 1999. A distribution of $141,781 was declared for the three months ended June 30, 2000 and was paid in August 2000. The Partnership will retain a certain level of working capital, including any necessary reserves, to fund its operating activities. It is anticipated that future distributions, if any, will only be made once proceeds are received from the sale, or sales, of the Partnership's assets. There is no assurance regarding any future distributions.

The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's interests in its programming. The General Partner cannot predict when or at what price the Partnership's interests in its programming ultimately will be sold, but has initiated sales efforts. The projects may be sold as a group or on a one by one basis, in the judgement of the General Partner. Any direct costs incurred by the General Partner on behalf of the Partnership in soliciting and arranging for the sale, or sales, of the Partnership's programming projects will be charged to the Partnership. It is anticipated that the net proceeds from the sale, or sales, of the Partnership's interests in its programming will be distributed to the partners after such sale. It is probable that the distributions of the proceeds from the sale or sales of the Partnership's programming projects, together with all prior distributions paid to the limited partners, will return to the limited partners less than 70% of their initial capital contributions to the Partnership. The Partnership has obtained the services of a broker to assist in the sale of the Partnership's films. Pursuant to the services agreement, the broker will receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

In May 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon Films ("Agamemnon") with respect to the production of the Bible Programs. Pursuant to this agreement, Agamemnon does not participate in profit sharing until certain revenues to the General Partner and the Partnership from the distribution of the Bible Programs are first applied towards the Partnership's recoupment of its production investment, its share of production overages, and a production fee plus interest on the unrecouped investment. In 2000, the Partnership fully recouped the requisite amount and Agamemnon began to participate in profits from the distribution of the Bible Programs. The Partnership will therefore receive a decreased percentage of the net proceeds from the distribution of the Bible Programs.

The General Partner believes that the Partnership has, and will continue to have, sufficient liquidity to fund its operations and to meet its obligations so long as quarterly distributions are suspended. Any cash flow from operating activities will be primarily generated from the Bible Programs.


                ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES
                               ABOUT MARKET RISK.

The Partnership does not hold any financial instruments which present significant interest or market risk.

                          ITEM 8. FINANCIAL STATEMENTS


                      JONES PROGRAMMING PARTNERS 2-A, LTD.

                              FINANCIAL STATEMENTS

                        AS OF DECEMBER 31, 1999 AND 2000

                                      INDEX



                                                                            PAGE
                                                                         -----------

Report of Independent Public Accountants                                      9

Statements of Financial Position                                             10

Statements of Operations                                                     11

Statements of Partners' Capital (Deficit)                                    12

Statements of Cash Flows                                                     13

Notes to Financial Statements                                                14


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Jones Programming Partners 2-A, Ltd.:


         We have audited the accompanying statements of financial position of Jones Programming Partners 2-A, Ltd. (a Colorado limited partnership) as of December 31, 1999 and 2000, and the related statements of operations, partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the General Partner's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jones Programming Partners 2-A, Ltd. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


                                            ARTHUR ANDERSEN LLP



Denver, Colorado,
   March 2, 2001.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A LIMITED PARTNERSHIP)

                        STATEMENTS OF FINANCIAL POSITION



                                                                                     DECEMBER 31,
                                                                        -----------------------------------
                     ASSETS                                                 1999                   2000
                                                                        ------------          -------------

CASH AND CASH EQUIVALENTS (Note 2)                                      $   128,458           $    21,007

ACCOUNTS RECEIVABLE (Note 5)                                                 51,112                 6,713

INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION,
  net of accumulated amortization of
   $4,023,368 and $4,031,252 as of December 31,
   1999 and 2000, respectively (Notes 2, 4 and 5)                             7,883                  --
                                                                        -----------           -----------

                  Total assets                                          $   187,453           $    27,720
                                                                        ===========           ===========




          LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

LIABILITIES:
  Accounts payable to affiliates                                        $       836           $     1,016
  Accrued liabilities                                                         8,193                 7,000
                                                                        -----------           -----------

                  Total liabilities                                           9,029                 8,016
                                                                        -----------           -----------

PARTNERS' CAPITAL (DEFICIT) (Note 3):
  General partner -
    Contributed capital                                                       1,000                 1,000
    Distributions                                                           (34,685)              (36,103)
    Accumulated deficit                                                     (11,781)              (11,950)
                                                                        -----------           -----------

                  Total general partner's deficit                           (45,466)              (47,053)
                                                                        -----------           -----------

  Limited partners -
    Net contributed capital (11,229 units
       outstanding as of December 31, 1999 and 2000)                      4,823,980             4,823,980
    Distributions                                                        (3,433,691)           (3,574,054)
    Accumulated deficit                                                  (1,166,399)           (1,183,169)
                                                                        -----------           -----------

                  Total limited partners' capital                           223,890                66,757
                                                                        -----------           -----------

                  Total partners' capital (deficit)                         178,424                19,704
                                                                        -----------           -----------

                  Total liabilities and partners' capital (deficit)     $   187,453           $    27,720
                                                                        ===========           ===========


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS



                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                   1998                1999              2000
                                                              -------------       -------------     --------------

REVENUES (Notes 2 and 5)                                      $   292,569        $    240,736       $     28,447

COSTS AND EXPENSES:
  Costs of filmed entertainment (Note 2)                           19,829               2,117              1,161
  Distribution fees and expenses (Notes 2 and 5)                  146,077              80,037             11,957
  Loss on write-down of
    film production cost (Note 5)                                 194,907             140,000              6,722
  Operating, general and
    administrative expenses (Note 4)                               30,720              27,549             32,082
                                                              -----------        ------------       ------------

         Total costs and expenses                                 391,533             249,703             51,922
                                                              -----------        ------------       ------------

OPERATING LOSS                                                    (98,964)             (8,967)           (23,475)
                                                              -----------        ------------       ------------

OTHER INCOME:
  Interest income                                                  16,782               3,583              6,536
  Other income                                                         20                  62                  -
                                                              -----------        ------------       ------------

         Total other income                                        16,802               3,645              6,536
                                                              -----------        ------------       ------------

NET LOSS                                                      $   (82,162)       $     (5,322)      $    (16,939)
                                                              ===========        ============       ============

ALLOCATION OF NET LOSS:
  General partner                                             $      (822)       $        (53)      $       (169)
                                                              ===========        ============       ============

  Limited partners                                            $   (81,340)       $     (5,269)      $    (16,770)
                                                              ===========        ============       ============

NET LOSS PER LIMITED
  PARTNERSHIP UNIT                                            $     (7.24)       $       (.47)      $      (1.49)
                                                              ===========        ============       ============

WEIGHTED AVERAGE NUMBER
  OF LIMITED PARTNERSHIP UNITS
  OUTSTANDING                                                      11,229              11,229             11,229
                                                              ===========        ============       ============



   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A LIMITED PARTNERSHIP)

                    STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)


                                                               FOR THE YEARS ENDED DECEMBER 31,
                                               -------------------------------------------------------------
                                                   1998                    1999                   2000
                                               -------------           -------------           -------------
GENERAL PARTNER:
  Balance, beginning of period                   $ (40,337)              $ (43,995)              $ (45,466)
  Distributions                                     (2,836)                 (1,418)                 (1,418)
  Net loss                                            (822)                    (53)                   (169)
                                                 ---------               ---------               ---------

  Balance, end of period                         $ (43,995)              $ (45,466)              $ (47,053)
                                                 =========               =========               =========

LIMITED PARTNERS:
  Balance, beginning of period                   $ 731,588               $ 369,522               $ 223,890
  Distributions                                   (280,726)               (140,363)               (140,363)
  Net loss                                         (81,340)                 (5,269)                (16,770)
                                                 ---------               ---------               ---------

  Balance, end of period                         $ 369,522               $ 223,890               $  66,757
                                                 =========               =========               =========

TOTAL PARTNERS' CAPITAL (DEFICIT)                $ 325,527               $ 178,424               $  19,704
                                                 =========               =========               =========



   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                  -------------------------------------------------
                                                                      1998               1999              2000
                                                                  -----------        -----------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                         $ (82,162)         $  (5,322)         $ (16,939)
  Adjustments to reconcile net loss to net
     cash provided by (used in) operating activities:
     Amortization of filmed entertainment costs                       19,829              2,117              1,161
     Loss on write-down of film production cost                      194,907            140,000              6,722
     Decrease in accounts receivable                                  12,235             11,476             44,399
     Increase (decrease) in accrued liabilities                     (116,085)               368             (1,193)
     Increase (decrease) in accounts payable to affiliates            (1,111)            (6,675)               180
                                                                   ---------          ---------          ---------

          Net cash provided by operating activities                   27,613            141,964             34,330
                                                                   ---------          ---------          ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to partners                                         (425,343)          (141,781)          (141,781)
                                                                   ---------          ---------          ---------

         Net cash used in financing activities                      (425,343)          (141,781)          (141,781)
                                                                   ---------          ---------          ---------

INCREASE (DECREASE) IN
         CASH AND CASH EQUIVALENTS                                 $(397,730)         $     183          $(107,451)

CASH AND CASH EQUIVALENTS, beginning of period                       526,005            128,275            128,458
                                                                   ---------          ---------          ---------

CASH AND CASH EQUIVALENTS, end of period                           $ 128,275          $ 128,458          $  21,007
                                                                   =========          =========          =========



   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS


(1)  ORGANIZATION AND BUSINESS

     In March 1992, Jones Programming Partners 2-A, Ltd. (the "Partnership"), was formed as a limited partnership pursuant to the laws of the State of Colorado to engage in the acquisition, development, production, licensing and distribution of original entertainment programming. Jones Entertainment Group, Ltd. is the "General Partner" of the Partnership.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS - The Partnership considers all highly-liquid investments with a maturity when purchased of three months or less to be cash equivalents.

     FILM REVENUE RECOGNITION - The Partnership recognizes revenue in accordance with the provisions of Statement of Financial Accounting Standards No. 139 ("SFAS No. 139") and AICPA Statement of Position No. 00-2 ("SOP 00-2"). Pursuant to SFAS No. 139 and SOP 00-2, revenues from domestic and international licensing agreements for programming are recognized when such amounts are known and the film is available for exhibition or telecast, and when certain other criteria set forth in SFAS No. 139 and SOP 00-2 are met. Advances received for licensing or other purposes prior to exhibition or telecast are deferred and recognized as revenue when the above conditions are met. The adoption of SFAS No. 139 and SOP 00-2 in 2000 did not materially effect the manner in which the Partnership recognizes revenue.

     INVESTMENT IN AND ADVANCES FOR FILM PRODUCTIONS - Investment in and advances for film production consists of advances to production entities for story rights, production, and film completion costs, and is stated at the lower of cost or estimated net realizable value. In addition, film production and overhead fees payable to the General Partner have been capitalized and included as investment in film production. Film production costs are amortized based upon the individual-film-forecast method. Estimated losses, if any, will be provided for in full when determined by the General Partner (see Note 5.)

     DISTRIBUTION COSTS - Commissions, distribution expenses and marketing costs incurred in connection with domestic and international distribution are recorded at the time that the related license fees are recorded as revenue by the Partnership.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  PARTNERS' CAPITAL (DEFICIT)

     The capitalization of the Partnership is set forth in the accompanying Statements of Partners' Capital (Deficit). No limited partner is or will be obligated to make any additional contributions to the Partnership. The General Partner purchased its interest in the Partnership by contributing $1,000 to Partnership capital.

     Profits, losses and distributions of the Partnership are allocated 99 percent to the limited partners and 1 percent to the General Partner until the limited partners have received distributions equal to 100 percent of their capital contributions plus an annual return thereon of 12 percent, cumulative and non-compounded. Thereafter, profits/losses and distributions will generally be allocated 80 percent to the limited partners and 20 percent to the General Partner. It is probable that the distributions of the proceeds from the sales of the Partnership's programming projects, together with all prior distributions paid to the limited partners, will return to the limited partners less than 70% of their initial capital contributions to the Partnership.

(4)  TRANSACTIONS WITH AFFILIATES

     The Partnership and Jones Documentary Film Corporation ("JDFC") granted the General Partner the exclusive rights to distribute four one-hour programs for television, entitled "Charlton Heston Presents: The Bible" (the "Bible Programs"). To accomplish this, the General Partner, on its own behalf, and GoodTimes Home Video Corporation ("GoodTimes"), an unaffiliated entity directly involved in the specialty home video and international television distribution business, entered into an agreement to form J/G Distribution Company to distribute the Bible Programs. J/G Distribution Company was formed in June 1992 and the Partnership granted it the sole and exclusive right to exhibit and distribute, and to license others to exhibit and distribute, the Bible Programs in all markets, all languages, and all media in perpetuity. J/G Distribution Company holds the copyright for the benefit of the Partnership (50 percent interest) and GoodTimes (50 percent interest). Once the Partnership is fully recouped, pursuant to the Jones/Agamemnon agreement, Agamemnon Films begins to receive a portion of the revenue generated from the distribution of the Bible Programs. In the fourth quarter of 2000, Agamemnon Films began to participate in profit sharing from the distribution of the Bible Programs. J/G Distribution Company is currently distributing the Bible Programs in the retail home video market. As of December 31, 2000, gross sales made by J/G Distribution Company totaled $3,589,741, of which $1,794,871 has been retained by J/G Distribution Company for its fees and marketing costs, with the remaining $1,794,870 belonging to the Partnership, GoodTimes, and Agamemnon Films. As of December 31, 2000, the Partnership had received $879,421 from J/G Distribution Company. The Partnership expects to receive the outstanding balance of $6,713 due from J/G Distribution Company in 2001.

     The General Partner is entitled to reimbursement from the Partnership for its direct and indirect expenses allocable to the operations of the Partnership, which shall include, but not be limited to, rent, supplies, telephone, travel, legal expenses, accounting expenses, preparation and distribution of reports to investors and salaries of any full or part-time employees. Because the indirect expenses incurred by the General Partner on behalf of the Partnership are immaterial, the General Partner generally does not charge indirect expenses to the Partnership. The General Partner charged $9,605, $7,745, and $8,625 for expenses and administrative services for the years ended December 31, 1998, 1999, and 2000, respectively.

(5)  INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION

     "CHARLTON HESTON PRESENTS: THE BIBLE"

     In May 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon Films, an unaffiliated party, to produce four one-hour programs for television, entitled "Charlton Heston Presents:
     The Bible". The production costs of the Bible Programs were approximately $2,370,000, which included a $240,000 production and overhead fee paid to the General Partner. In return for agreeing to fund these production costs, the Partnership acquired all rights to the Bible Programs in all markets and in all media in perpetuity. The Partnership subsequently assigned half of its ownership of the Bible Programs to GoodTimes for an investment of $1,000,000 toward the production costs for the Bible Programs. After consideration of the reimbursement, the Partnership's total investment in the Bible Programs is $1,369,764. From inception to December 31, 2000, the Partnership has recognized $2,036,811 of revenue from this film, of which $900,677 was paid for distribution fees and marketing costs. Of the remaining $1,136,134, the Partnership received $1,129,421 as of December 31, 2000. The Partnership will receive the outstanding balance of $6,713 due from J/G Distribution Company in 2001.

     In June 1998, the Partnership fully amortized its net investment in this film.

     "THE WHIPPING BOY"

     In August 1993, the Partnership acquired the rights to the Newbury Award-winning book "The Whipping Boy." "The Whipping Boy" was produced as a two hour telefilm which premiered in the North American television market on The Disney Channel. The film's final cost was approximately $4,100,000. As of December 31, 2000, the Partnership had invested $2,661,487 in the film, which included a $468,000 production and overhead fee paid to the General Partner. The film was co-produced by the General Partner and Gemini Films, a German company. The completed picture was delivered to The Disney Channel in the second quarter of 1994. From inception to December 31, 2000, the Partnership has recognized $2,277,544 of revenue from this film, of which $2,100,000 represents the initial license fee from The Disney Channel that was used to finance the film's production. Of the remaining $177,544, $8,497 was retained by the distributors of the film for their fees and marketing costs and the remaining $169,047 was received by the Partnership as of December 31, 2000.

     In the fourth quarter of 1998, the General Partner reassessed the anticipated gross revenue remaining from the distribution of the "The Whipping Boy" based on revised estimated television sales projections and actual results of the film's distribution in comparison to the film's prior projections. A determination was made by the General Partner that the Partnership's net investment in "The Whipping Boy" of $344,907 exceeded the film's estimated net realizable value of $150,000 as of December 31, 1998, resulting in a write-down of $194,907. The film's estimated net realizable value was calculated based on an estimate of anticipated revenues remaining over the life of the film from international and domestic television distribution, net of estimated distribution fees and costs, as of December 31, 1998.

     Likewise, during the fourth quarter of 1999, the General Partner reassessed the anticipated gross revenue remaining from the distribution of "The Whipping Boy" based on revised estimated television sales projections and actual results of the film's distribution in comparison to the film's prior projections. A determination was made by the General Partner that the Partnership's net investment in "The Whipping Boy" of $147,883 exceeded the film's estimated net realizable value of $7,883 as of December 31, 1999, resulting in a write-down of $140,000. The film's estimated net realizable value was calculated based on an estimate of anticipated revenues remaining over the life of the film from international and domestic television distribution, net of estimated distribution fees and costs, as of December 31, 1999.

     During the fourth quarter of 2000, the General Partner again reassessed the anticipated gross revenue remaining from the distribution of "The Whipping Boy" based on revised estimated television sales projections and actual results of the film's distribution in comparison to the film's prior projections. A determination was made by the General Partner that the Partnership's remaining net investment in "The Whipping Boy" should be written off, resulting in a final write-down of $6,722.

     As of December 31, 2000 the Partnership, after consideration of amortization and write-downs, fully amortized its net investment in the film.

(6)  INCOME TAXES

     Income taxes are not reflected in the accompanying financial statements as such amounts accrue directly to the partners. The Federal and state income tax returns of the Partnership will be prepared and filed by the General Partner.

     The Partnership's tax returns, the qualification of the Partnership as a limited partnership for tax purposes, and the amount of distributable Partnership income or loss are subject to examination by Federal and state taxing authorities. If such examinations result in changes with respect to the Partnership's tax status, or the Partnership's recorded income or loss, the tax liability of the General and limited partners would be adjusted accordingly.

     The Partnership's only significant book-tax difference between the financial reporting and tax bases of the Partnership's assets and liabilities is associated with the difference between film production cost amortization and loss from write-down of film production cost recognized under generally accepted accounting principles and the amount of expense allowed for tax purposes. Film production cost recognized under accounting principles generally accepted in the United States exceeded (was less than) the amount of expense recognized for tax purposes by approximately $214,000, $99,000 and $(20,000) for the years ended December 31, 1998,
     1999, and 2000, respectively.

              ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

                                    PART III.

           ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The Partnership itself has no officers or directors. Certain information concerning directors and executive officers of the General Partner of the Registrant is set forth below. Each of the directors serves until the next annual meeting of the shareholders of the General Partner and until their successors shall be elected and qualified.


NAME                   AGE              POSITIONS WITH THE GENERAL PARTNER
----                   ---              -----------------------------------
Glenn R. Jones         71               Chairman of the Board, Chief Executive
                                        Officer, and President
Timothy Burke          50               Vice President and Director


     Mr. Glenn R. Jones has served as Chairman of the Board of Directors and Chief Executive Officer of the General Partner since its inception and he has served as President of the General Partner since April 1994. Mr. Jones is also the Chairman of the Board of Directors and Chief Executive Officer of the General Partner's principal shareholder, Jones 21st Century, Inc., a subsidiary of Jones International, Ltd. He is also an officer and director of a number of subsidiaries for Jones Media Networks, Ltd. (formerly known as Jones International Networks, Ltd.). For more than five years, until April 1999, Mr. Jones was Chairman of the Board of Directors and Chief Executive Officer of Jones Intercable, Inc., a multiple system cable television operator. In addition, Mr. Jones is a member of the Board and Education Council of the National Alliance of Business. In 1994, Mr. Jones was inducted into Broadcasting and Cable's Hall of Fame. Mr. Jones received a B.S. in Economics from Allegheny College and a J.D. from the University of Colorado School of Law.

     Mr. Timothy J. Burke is Vice President and Director of the General Partner. Mr. Burke is a Group Vice President of Jones International, Ltd. and an officer and/or director of many other Jones International, Ltd. affiliated companies. He has over 24 years of financial experience, and has been employed with Jones for 18 years. Prior to the Jones companies, Mr. Burke was a Tax Manager with Arthur Andersen & Co. He received a B.A. in Accounting and a J.D from the University of Iowa.

                         ITEM 11. EXECUTIVE COMPENSATION

     The Partnership has no employees; however, various personnel are required to operate its business. Such personnel are employed by the General Partner and, pursuant to the terms of the Partnership's limited partnership agreement, the cost of such employment can be charged by the General Partner to the Partnership as a reimbursement item. See ITEM 13.

                ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     As of February 28, 2001, no person or entity owns more than 5 percent of the limited partnership interests in the Partnership.

             ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The General Partner and its affiliates engage in certain transactions with the Partnership as contemplated by the limited partnership agreement of the Partnership. The General Partner believes that the terms of such transactions, which are set forth in the Partnership's limited partnership agreement, are generally as favorable as could be obtained by the Partnership from unaffiliated parties. This determination has been made by the General Partner in good faith, but none of the terms were or will be negotiated at arm's-length and there can be no assurance that the terms of such transactions have been or will be as favorable as those that could have been obtained by the Partnership from unaffiliated parties.

     In connection with the distribution of "Charlton Heston Presents: The Bible," J/G Distribution Company, which is owned 50% by the General Partner and 50% by GoodTimes, is entitled to certain distribution rights and fees. See ITEM
7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS for a description of these distribution rights and fees. As of December 31, 2000, gross sales made by J/G Distribution Company totaled $3,589,741, of which $1,794,871 has been retained by J/G Distribution Company for its fees and marketing costs, with the remaining $1,794,870 belonging to the Partnership, GoodTimes, and Agamemnon Films. Additionally, $250,000 was received directly by the Partnership as its share of the initial license fee from A&E. As of December 31, 2000, the Partnership had received $879,421 from J/G Distribution Company and the $250,000 from A&E. The Partnership will receive the outstanding balance of $6,713 due from J/G Distribution Company in 2001.

                                    PART IV.

    ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

(a)  THE FOLLOWING DOCUMENTS ARE FILED AS PART OF THIS REPORT:

     1.   Financial statements

     2.   The following exhibits are filed herewith:

          4.1  Limited Partnership Agreement. (1)

          (1) Incorporated by reference from the Partnership's Annual Report on Form 10-K for year ended December 31, 1989.

(b)  REPORTS ON FORM 8-K:

     None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         JONES PROGRAMMING PARTNERS 2-A, LTD.,
                                         a Colorado limited partnership
                                         By  Jones Entertainment Group, Ltd.,
                                             its General Partner


                                         By:  /s/ GLENN R. JONES
                                              ---------------------------------
                                              Glenn R. Jones
                                              Chairman of the Board, Chief
                                              Executive Officer
Dated:   March 21, 2001                           and President

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         By:   /s/ GLENN R. JONES
                                               ---------------------------------
                                               Glenn R. Jones
                                               Chairman of the Board, Chief
                                               Executive Officer and President
Dated:   March 21, 2001                        (Principal Executive Officer)



                                         By:   /s/ TIMOTHY J. BURKE
                                               ---------------------------------
Dated:   March 21, 2001                        Timothy J. Burke

                                FORM 10-K/A NO. 1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

(Mark One)
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2000
                                       OR
[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from _________ to _________

Commission file number:  0-20944
                         -------

                      JONES PROGRAMMINNG PARTNERS 2-A, LTD.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

      Colorado                                               84-1088819
      --------                                               ----------
(State of Organization)                                     (IRS Employer
                                                         Identification No.)

    9697 E. Mineral Avenue,
   Englewood, Colorado  80112                               (303) 792-3111
   --------------------------                               --------------
(Address of principal executive                         (Registrant's telephone
     office and Zip Code)                               no. including area code)


    Securities Registered Pursuant to Section 12(b) of the Act:  None
    ----------------------------------------------------------
Securities Registered Pursuant to Section 12(g) of the Act: Limited Partnership ---------------------------------------------------------- Interests



Indicate by check mark whether the registrant, (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

         Yes   X                                             No
             ----                                               ----

Aggregate market value of the voting stock held by non-affiliates of the registrant: N/A

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (ss.229.405) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K
or any amendment to this Form 10-K.     X
                                     ------

                                     PART IV

ITEM 14.   EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND
           REPORTS ON FORM 8-K

      The following document is filed as part of this report:

      (3)   Exhibits.

            4.1   Limited Partnership Agreement. (1)

--------------

(1) Incorporated by reference from the Registrant's Revised Schedule 14A filed on August 29, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has caused this Amendment No. 1 to its Annual Report on Form 10-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JONES PROGRAMMING PARTNERS 2-A, LTD.,
                                    a Colorado limited partnership
                                    By:  Jones Entertainment Group, Ltd.,
                                         its General Partner


Dated:  September 14, 2001          By:    /s/ Timothy J. Burke
                                         --------------------------------------
                                         Timothy J. Burke
                                         Vice President and Director

                                    FORM 10-Q
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

(Mark One)
[x] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended March 31, 2001

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ______ to ______

Commission File Number: 0-20944


                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                      ------------------------------------
               (Exact name of registrant as specified in charter)


       COLORADO                                          84-1088819
       --------                                          ----------
(State of organization)                               (I.R.S. Employer
                                                     Identification No.)

9697 E. MINERAL AVENUE, ENGLEWOOD, COLORADO 80112       (303) 792-3111
--------------------------------------------------      --------------
(Address of principal executive office)             (Registrant's telephone no,
                                                      including area code)

       Securities registered pursuant to Section 12(b) of the Act:   None
           Securities registered pursuant to Section 12(g) of the Act:
                         Limited Partnership Interests

Indicate by check mark whether the registrant (l) has filed all reports required to be filed by Section l3 or l5(d) of the Securities Exchange Act of l934 during the preceding l2 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

           Yes    X                                No
              --------                               --------

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                                      INDEX

                                                                              Page
                                                                             Number
                                                                             ------
PART I.  FINANCIAL INFORMATION
         Item 1.  Financial Statements

                  Unaudited Statements of Financial Position as of
                     December 31, 2000 and March 31, 2001                         3

                  Unaudited Statements of Operations for the
                     Three Months Ended March 31, 2000 and 2001                   4

                  Unaudited Statements of Cash Flows for the
                     Three Months Ended March 31, 2000 and 2001                   5

                  Notes to Unaudited Financial Statements as of
                     March 31, 2001                                             6-7


         Item 2.  Management's Discussion and Analysis of
                     Financial Condition and Results of Operations              8-9

PART II.  OTHER INFORMATION                                                      10

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                   UNAUDITED STATEMENTS OF FINANCIAL POSITION

                                                                                 December 31,          March 31,
                                    ASSETS                                           2000                 2001
                                                                                 ------------        ------------
CASH AND CASH EQUIVALENTS                                                        $     21,007        $     18,273

ACCOUNTS RECEIVABLE                                                                     6,713                   -

INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION,
  net of accumulated amortization of $4,031,252 as of
  December 31, 2000 and March 31, 2001, respectively                                       -                    -
                                                                                 ------------        ------------
                  Total assets                                                   $     27,720        $     18,273
                                                                                 ============        ============


              LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
LIABILITIES:
  Accounts payable to affiliates                                                 $      1,016        $     11,282
  Accrued liabilities                                                                   7,000               1,750
                                                                                 ------------        ------------
                  Total liabilities                                                     8,016              13,032
                                                                                 ------------        ------------
PARTNERS' CAPITAL (deficit):
  General partner-
    Contributed capital                                                                 1,000               1,000
    Distributions                                                                     (36,103)            (36,103)
    Accumulated deficit                                                               (11,950)            (12,095)
                                                                                 ------------        ------------

                  Total general partner's deficit                                     (47,053)            (47,198)
                                                                                 ------------        ------------
  Limited partners -
    Contributed capital, net of offering costs  (11,229 units outstanding
       as of December 31, 2000 and March 31, 2001)                                  4,823,980           4,823,980
    Distributions                                                                  (3,574,054)         (3,574,054)
    Accumulated deficit                                                            (1,183,169)         (1,197,487)
                                                                                 ------------        ------------

                  Total limited partners' capital                                      66,757              52,439
                                                                                 ------------        ------------

                  Total partners' capital (deficit)                                    19,704               5,241
                                                                                 ------------        ------------

                  Total liabilities and partners' capital (deficit)              $     27,720        $     18,273
                                                                                 ============        ============


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                       UNAUDITED STATEMENTS OF OPERATIONS

                                                                                              For the Three Months
                                                                                                  Ended March 31,
                                                                                            ------------------------
                                                                                              2000           2001
                                                                                            -----------   ----------
REVENUES                                                                                    $       287   $      386

COSTS AND EXPENSES:
  Costs of filmed entertainment                                                                     287            -
  Operating, general and administrative expenses                                                  8,020       15,016
                                                                                            -----------   ----------

        Total costs and expenses                                                                  8,307       15,016
                                                                                            -----------   ----------


OPERATING LOSS                                                                                   (8,020)     (14,630)
                                                                                            -----------   ----------

INTEREST INCOME                                                                                   1,535          167
                                                                                            -----------   ----------

NET LOSS                                                                                    $    (6,485)  $  (14,463)
                                                                                            ===========   ==========
ALLOCATION OF NET LOSS:
  General Partner                                                                           $       (65)  $     (145)
                                                                                            ===========   ==========

  Limited Partners                                                                          $    (6,420)  $  (14,318)
                                                                                            ===========   ==========

NET LOSS PER LIMITED PARTNERSHIP UNIT                                                       $      (.57)  $    (1.28)
                                                                                            ===========   ==========
WEIGHTED AVERAGE NUMBER OF LIMITED
  PARTNERSHIP UNITS OUTSTANDING                                                                  11,229       11,229
                                                                                            ===========   ==========


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                       UNAUDITED STATEMENTS OF CASH FLOWS

                                                                                     For the Three Months
                                                                                        Ended March 31,
                                                                                ------------------------------
                                                                                   2000               2001
                                                                                ----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                      $   (6,485)        $   (14,463)
  Adjustments to reconcile net loss to net
    cash provided by (used in) operating activities:
      Amortization of filmed entertainment costs                                       287                   -
      Net change in assets and liabilities:
        Decrease in accounts receivable                                             51,112               6,713
        Decrease in accrued liabilities                                             (3,668)             (5,250)
        Increase in accounts payable to affiliates                                   8,967              10,266
                                                                                ----------         -----------

         Net cash provided by (used in) operating activities                        50,213              (2,734)
                                                                                ----------         -----------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    50,213              (2,734)

CASH AND CASH EQUIVALENTS, beginning of period                                     128,458              21,007
                                                                                ----------         -----------

CASH AND CASH EQUIVALENTS, end of period                                        $  178,671         $    18,273
                                                                                ==========         ===========


   The accompanying notes are an integral part of these financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

(1)      BASIS OF PRESENTATION

         This Form 10-Q is being filed in conformity with the SEC requirements for unaudited financial statements and does not contain all of the necessary footnote disclosures required for a fair presentation of the Statements of Financial Position and Statements of Operations and Cash Flows in conformity with accounting principles generally accepted in the United States. However, in the opinion of management, this data includes all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of Jones Programming Partners 2-A, Ltd. (the "Partnership") as of December 31, 2000 and March 31, 2001 and its results of operations and its cash flows for the three month periods ended March 31, 2000 and 2001. Results of operations for these periods are not necessarily indicative of results to be expected for the full year.

(2)      TRANSACTIONS WITH AFFILIATED ENTITIES

         Jones Entertainment Group, Ltd. ("General Partner") is entitled to reimbursement from the Partnership for its direct and indirect expenses allocable to the operations of the Partnership, which shall include, but not be limited to, rent, supplies, telephone, travel, legal expenses, accounting expenses, preparation and distribution of reports to investors and salaries of any full or part-time employees. Because the indirect expenses incurred by the General Partner on behalf of the Partnership are immaterial, the General Partner generally does not charge indirect expenses to the Partnership. The General Partner charged $3,710 and $6,833 to the Partnership for direct expenses for the three months ended March 31, 2000 and 2001, respectively.

         The Partnership and Jones Documentary Film Corporation ("JDFC") granted the General Partner the exclusive rights to distribute four one-hour programs for television, entitled "Charlton Heston Presents: The Bible" (the "Bible Programs"). To accomplish this, the General Partner, on its own behalf, and GoodTimes Home Video Corporation ("GoodTimes"), an unaffiliated entity directly involved in the specialty home video and international television distribution business, entered into an agreement to form J/G Distribution Company to distribute the Bible Programs. J/G Distribution Company was formed in June 1992 and is owned 50 percent by GoodTimes and 50 percent by the General Partner. The Partnership granted J/G Distribution Company the sole and exclusive right to exhibit and distribute, and to license others to exhibit and distribute, the Bible Programs in all markets, all languages, and all media in perpetuity. J/G Distribution Company holds the copyright for the benefit of the Partnership (50 percent interest) and GoodTimes (50 percent interest). Once the Partnership is fully recouped, pursuant to the Jones/Agamemnon agreement, Agamemnon Films begins to receive a portion of the revenue generated from the distribution of the Bible Programs. During 2000, Agamemnon Films began to participate in profit sharing from the distribution of the Bible Programs. J/G Distribution Company is currently distributing the Bible Programs in the retail home video market. As of March 31, 2001, gross sales made by J/G Distribution Company totaled $3,589,741, of which $1,794,871 has been retained by J/G Distribution Company for its fees and marketing costs, with the remaining $1,794,870 belonging to the Partnership, GoodTimes, and Agamemnon Films. Additionally, $250,000 was received directly by the Partnership as its share of the initial license fee from A & E Television Networks ("A&E"). As of March 31, 2001, the Partnership had received $886,134 from J/G Distribution Company and $250,000 from A&E.

(3)      INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION

         "CHARLTON HESTON PRESENTS: THE BIBLE"

         In May 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon Films, an unaffiliated third party, to produce four one-hour programs for television, entitled "Charlton Heston Presents: The Bible". The production costs of the Bible Programs were approximately $2,370,000, which included a $240,000 production and overhead fee paid to the General Partner. In return for agreeing to fund these production costs, the Partnership acquired all rights to the Bible Programs in all markets and in all media in perpetuity. The Partnership subsequently assigned half of its ownership of the Bible Programs to GoodTimes for an investment of $1,000,000 toward the production costs for the Bible Programs. After consideration of the reimbursement, the Partnership's total investment in the Bible Programs was $1,369,764. In June 1998, the Partnership fully amortized its net investment in this film. From inception to March 31, 2001, the Partnership has recognized $2,036,811 of revenue from this film, of which $900,677 was retained by the distributors of the film for their fees and marketing costs and $1,136,134 was received by the Partnership as of March 31, 2001.

         "THE WHIPPING BOY"

         In August 1993, the Partnership acquired the film rights to the Newbury Award-winning book "The Whipping Boy." "The Whipping Boy" was produced as a two hour telefilm which premiered in the North American television market on The Disney Channel. The film's final cost was approximately $4,100,000. As of March 31, 2001, the Partnership had invested $2,661,487 in the film, which included a $468,000 production and overhead fee paid to the General Partner. The film was co-produced by the General Partner and Gemini Films, a German company. The completed picture was delivered to The Disney Channel in the second quarter of 1994. From inception to March 31, 2001, the Partnership has recognized $2,277,930 of gross revenue from this film, of which $2,100,000 represents the initial license fee from The Disney Channel that was used to finance the film's production. Of the remaining $177,930, $8,497 has been retained by the distributors of the film for their fees and marketing costs and $169,433 has been received by the Partnership as of March 31, 2001. In December 2000, the Partnership, after consideration of approximately $1,744,000 in amortization and approximately $917,000 in write-downs, fully amortized its net investment in the film.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                               FINANCIAL CONDITION

LIQUIDITY AND CAPITAL RESOURCES

The Partnership's principal sources of liquidity are cash on hand and amounts received from the domestic and international distribution of its programming. As of March 31, 2001, the Partnership had approximately $18,000 in cash. Cash used in operations for the three months ended March 31, 2001 was approximately $3,000. The Partnership will not invest in any additional programming projects, but instead will focus on the distribution and/or sale of its two existing films.

Regular quarterly distributions were suspended beginning with the quarter ended September 30, 1998. However, a distribution of $141,781 was declared for the three months ended March 31, 1999, and was paid in May 1999. A distribution of $141,781 was declared for the three months ended June 30, 2000 and was paid in August 2000. The Partnership will retain a certain level of working capital, including any necessary reserves, to fund its operating activities. It is anticipated that future distributions, if any, will only be made once proceeds are received from the sale, or sales, of the Partnership's assets. There is no assurance regarding any future distributions.

The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's interests in its programming. The General Partner has no obligation to purchase any assets of the Partnership, nor is it anticipated that the General Partner will purchase any of such assets. The General Partner cannot predict when or at what price the Partnership's interests in its programming ultimately will be sold, but has initiated sales efforts. The films may be sold as a group or on an individual basis, in the judgement of the General Partner. The films could also be packaged with the films of an affiliated public limited partnership. Any direct costs incurred by the General Partner on behalf of the Partnership in soliciting and arranging for the sale, or sales, of the Partnership's programming projects will be charged to the Partnership. It is anticipated that the net proceeds from the sale, or sales, of the Partnership's interests in its programming will be distributed to the partners after such sale, or sales. It is probable that the distributions of the proceeds from the sale or sales of the Partnership's programming projects, together with all prior distributions paid to the limited partners, will return to the limited partners less than 70% of their initial capital contributions to the Partnership. The Partnership has retained the services of a broker to assist in the sale of the Partnership's films. Pursuant to the services agreement, the broker will receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

In May 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon Films ("Agamemnon") with respect to the production of the Bible Programs. Pursuant to this agreement, Agamemnon does not participate in profit sharing until certain revenues to the General Partner and the Partnership from the distribution of the Bible Programs are first applied towards the Partnership's recoupment of its production investment, its share of production overages, and a production fee plus interest on the unrecouped investment. In 2000, the Partnership fully recouped the requisite amount and Agamemnon began to participate in profits from the distribution of the Bible Programs. The Partnership will therefore receive a decreased percentage of the net proceeds from the distribution of the Bible Programs.

The General Partner believes that the Partnership has, and will continue to have, sufficient liquidity to fund its operations and to meet its obligations so long as quarterly distributions are suspended. Any cash flow from operating activities will be primarily generated from the Bible Programs. The General Partner does not anticipate cash flow from the films to increase significantly in the future. The lack of significant cash flow presently being generated by the Partnership's films may negatively effect the ultimate sales price of the films.

                              RESULTS OF OPERATIONS

Revenues of the Partnership increased $99, from $287 to $386 for the three months ended March 31, 2000 and 2001, respectively. This increase was the result of an increase in revenue from the "The Whipping Boy" for the three months ended March 31, 2001 compared to the same period in 2000.

Filmed entertainment costs decreased $287, from $287 to $0 for the three months ended March 31, 2000 and 2001, respectively. This decrease was the result of the Partnership's net investment in the "The Whipping Boy" becoming fully amortized in December 2000. Filmed entertainment costs are amortized over the life of the film in the ratio that current gross revenues bear to anticipated total gross revenues.

Operating, general and administrative expenses increased $6,996, from $8,020 to $15,016 for the three months ended March 31, 2000 and 2001, respectively. The increase was primarily due to an increase in legal, tax, and investor relations expenses during the three months ended March 31, 2001 compared to the same period in 2000.

Interest income decreased $1,368, from $1,535 to $167 for the three months ended March 31, 2000 and 2001, respectively. This decrease was the result of significantly lower levels of invested cash balances during the three months ended March 31, 2001 compared to the same period in 2000.

Limited Partners' net loss per partnership unit increased $(.71), from $(.57) to $(1.28) for the three months ended March 31, 2000 and 2001, respectively. This change was due to the result of operations as discussed above.

                           Part II - OTHER INFORMATION

Item 6.  Exhibits and Reports on Form 8-K.

         a)   Exhibits

              None

         b)   Reports on Form 8-K

              None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    JONES PROGRAMMING PARTNERS 2-A, LTD.
                                    BY:   JONES ENTERTAINMENT GROUP, LTD.
                                          General Partner

                                    By:   /s/ TIMOTHY J. BURKE
                                          ------------------------------------
                                          Timothy J. Burke
                                          Vice President

Dated:  May 10, 2001

                                    FORM 10-Q
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

(Mark One)
[x] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended JUNE 30, 2001.

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to ______________

Commission File Number: 0-20944

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Colorado                                          84-1088819
        --------                                          ----------
(State of organization)                     (I.R.S. Employer Identification No.)

9697 E. Mineral Avenue, Englewood, Colorado  80112         (303) 792-3111
--------------------------------------------------         --------------
(Address of principal executive office)              (Registrant's telephone no,
                                                         including area code)

        Securities registered pursuant to Section 12(b) of the Act: None
           Securities registered pursuant to Section 12(g) of the Act:
                          Limited Partnership Interests

Indicate by check mark whether the registrant (l) has filed all reports required to be filed by Section l3 or l5(d) of the Securities Exchange Act of l934 during the preceding l2 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                    Yes /X/                    No / /

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                                      INDEX

                                                                           Page
                                                                          Number
                                                                          ------
PART I. FINANCIAL INFORMATION

     Item 1. Financial Statements

          Unaudited Statements of Financial Position as of
               December 31, 2000 and June 30, 2001                            3

          Unaudited Statements of Operations for the
               Three and Six Months Ended June 30, 2000 and 2001              4

          Unaudited Statements of Cash Flows for the
               Six Months Ended June 30, 2000 and 2001                        5

          Notes to Unaudited Financial Statements as of
               June 30, 2001                                                6-7

     Item 2. Management's Discussion and Analysis of Financial
               Condition and Results of Operations                          8-9

PART II. OTHER INFORMATION                                                   10


                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                   UNAUDITED STATEMENTS OF FINANCIAL POSITION

                                                                                  December 31,           June 30,
                                  ASSETS                                             2000                  2001
                                                                                  -----------          -----------
CASH AND CASH EQUIVALENTS                                                         $    21,007          $    18,537

ACCOUNTS RECEIVABLE                                                                     6,713               10,893

INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION,
  net of accumulated amortization of $4,031,252 and $4,031,252 as of
  December 31, 2000 and June 30, 2001, respectively (Note 3)                               --                   --
                                                                                  -----------          -----------
                     Total assets                                                 $    27,720          $    29,430
                                                                                  ===========          ===========

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

LIABILITIES:
  Accounts payable to affiliates                                                  $     1,016          $    24,591
  Accrued liabilities                                                                   7,000                3,500
                                                                                  -----------          -----------
                     Total liabilities                                                  8,016               28,091
                                                                                  -----------          -----------
PARTNERS' CAPITAL (DEFICIT):
  General partner-
    Contributed capital                                                                 1,000                1,000
    Distributions                                                                     (36,103)             (36,103)
    Accumulated deficit                                                               (11,950)             (12,134)
                                                                                  -----------          -----------
                     Total general partner's deficit                                  (47,053)             (47,237)
                                                                                  -----------          -----------
  Limited partners -
    Contributed capital, net of offering costs (11,229 units outstanding
       as of December 31, 2000 and June 30, 2001)                                   4,823,980            4,823,980
    Distributions                                                                  (3,574,054)          (3,574,054)
    Accumulated deficit                                                            (1,183,169)          (1,201,350)
                                                                                  -----------          -----------
                     Total limited partners' capital                                   66,757               48,576
                                                                                  -----------          -----------
                     Total partners' capital                                           19,704                1,339
                                                                                  -----------          -----------
                     Total liabilities and partners' capital                      $    27,720          $    29,430
                                                                                  ===========          ===========


              The accompanying notes are an integral part of these
                         unaudited financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                       UNAUDITED STATEMENTS OF OPERATIONS

                                                            For the Three Months                 For the Six Months
                                                               Ended June 30,                      Ended June 30,
                                                         --------------------------          --------------------------
                                                           2000              2001              2000              2001
                                                         --------          --------          --------          --------
REVENUES                                                 $ 12,968          $ 15,976          $ 13,255          $ 16,362

COSTS AND EXPENSES:
  Costs of filmed entertainment                                --                --               287                --
  Distribution fees and expenses                            6,484             5,083             6,484             5,083
  Operating, general and administrative expenses            8,803            15,059            16,823            30,075
                                                         --------          --------          --------          --------
           Total costs and expenses                        15,287            20,142            23,594            35,158
                                                         --------          --------          --------          --------
OPERATING LOSS                                             (2,319)           (4,166)          (10,339)          (18,796)
                                                         --------          --------          --------          --------
INTEREST INCOME                                             2,400               264             3,935               431
                                                         --------          --------          --------          --------
NET INCOME (LOSS)                                        $     81          $ (3,902)         $ (6,404)         $(18,365)
                                                         ========          ========          ========          ========
ALLOCATION OF NET INCOME (LOSS):
  General partner                                        $      1          $    (39)         $    (64)         $   (184)
                                                         ========          ========          ========          ========
  Limited partners                                       $     80          $ (3,863)         $ (6,340)         $(18,181)
                                                         ========          ========          ========          ========
NET INCOME (LOSS) PER LIMITED
   PARTNERSHIP UNIT                                      $    .01          $   (.34)         $   (.56)         $  (1.62)
                                                         ========          ========          ========          ========
WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                           11,229            11,229            11,229            11,229
                                                         ========          ========          ========          ========

              The accompanying notes are an integral part of these
                         unaudited financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                       UNAUDITED STATEMENTS OF CASH FLOWS

                                                                            For the Six Months
                                                                               Ended June 30,
                                                                       ----------------------------
                                                                         2000               2001
                                                                       ---------          ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                             $  (6,404)         $ (18,365)
  Adjustments to reconcile net loss to net
    cash provided by (used in) operating activities:
      Amortization of filmed entertainment costs                             287                 --
      Net change in assets and liabilities:
        Decrease (increase) in accounts receivable                        51,112             (4,180)
        Increase in accounts payable to affiliates                        17,745             23,575
        Decrease in accrued liabilities                                   (3,643)            (3,500)
                                                                       ---------          ---------
           Net cash provided by (used in) operating activities            59,097             (2,470)
                                                                       ---------          ---------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                          59,097             (2,470)

CASH AND CASH EQUIVALENTS, beginning of period                           128,458             21,007
                                                                       ---------          ---------
CASH AND CASH EQUIVALENTS, end of period                               $ 187,555          $  18,537
                                                                       =========          =========
SUPPLEMENTAL NON-CASH DISCLOSURE
  Accrued distributions payable to partners                            $ 141,781          $      --
                                                                       =========          =========

              The accompanying notes are an integral part of these
                         unaudited financial statements.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

(1)  BASIS OF PRESENTATION

     This Form 10-Q is being filed in conformity with the SEC requirements for unaudited financial statements and does not contain all of the necessary footnote disclosures required for a fair presentation of the Statements of Financial Position and Statements of Operations and Cash Flows in conformity with accounting principles generally accepted in the United States. However, in the opinion of management, this data includes all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of Jones Programming Partners 2-A, Ltd. (the "Partnership") as of December 31, 2000 and June 30, 2001, its results of operations for the three and six month periods ended June 30, 2000 and 2001, and its cash flows for the six month periods ended June 30, 2000 and 2001. Results of operations for these periods are not necessarily indicative of results to be expected for the full year.

(2)  TRANSACTIONS WITH AFFILIATED ENTITIES

     Jones Entertainment Group, Ltd. (the "General Partner") is entitled to reimbursement from the Partnership for its direct and indirect expenses allocable to the operations of the Partnership, which shall include, but not be limited to, rent, supplies, telephone, travel, legal expenses, accounting expenses, preparation and distribution of reports to investors and salaries of any full or part-time employees. Because the indirect expenses incurred by the General Partner on behalf of the Partnership are immaterial, the General Partner generally does not charge indirect expenses to the Partnership. The General Partner charged $1,266 and $3,702 to the Partnership for direct expenses to the Partnership for the three months ended June 30, 2000 and 2001, respectively. For the six months ended June 30, 2000 and 2001, $4,976 and $10,535, respectively, of direct expenses were charged to the Partnership.

     The Partnership and Jones Documentary Film Corporation granted the General Partner the exclusive rights to distribute four one-hour programs for television, entitled "Charlton Heston Presents: The Bible" (the "Bible Programs"). To accomplish this, the General Partner, on its own behalf, and GoodTimes Home Video Corporation ("GoodTimes"), an unaffiliated entity directly involved in the specialty home video and international television distribution business, entered into an agreement to form J/G Distribution Company to distribute the Bible Programs. J/G Distribution Company was formed in June 1992 and is owned 50 percent by GoodTimes and 50 percent by the General Partner. The Partnership granted J/G Distribution Company the sole and exclusive right to exhibit and distribute, and to license others to exhibit and distribute, the Bible Programs in all markets, all languages, and all media in perpetuity; except for the CD-ROM version. J/G Distribution Company holds the copyright for the benefit of the Partnership (50 percent interest) and GoodTimes (50 percent interest). Once the Partnership is fully recouped, Agamemnon Films ("Agamemnon") begins to receive a portion of the revenue generated from the distribution of the Bible Programs, pursuant to the Jones/Agamemnon agreement. During 2000, Agamemnon began to participate in profit sharing from the distribution of the Bible Programs. J/G Distribution Company is currently distributing the Bible Programs in the retail home video market. As of June 30, 2001, gross sales made by J/G Distribution Company totaled $3,647,836, of which $1,823,918 has been retained by J/G Distribution Company for its fees and marketing costs, with the remaining $1,823,918 allocated to the Partnership, GoodTimes, and Agamemnon in accordance with the income sharing agreement. Additionally, $250,000 was received directly by the Partnership as its share of the initial license fee from A & E Television Networks ("A&E"). As of June 30, 2001, the Partnership had received $886,134 from J/G Distribution Company and $250,000 from A&E. The $10,893 balance was received by the Partnership in July 2001.

(3)  INVESTMENT IN AND ADVANCES FOR FILM PRODUCTION

     "CHARLTON HESTON PRESENTS: THE BIBLE"

     The production costs of the Bible Programs were approximately $2,370,000, which included a $240,000 production and overhead fee paid to the General Partner. In return for agreeing to fund these production costs, the Partnership acquired all rights to the Bible Programs in all markets and in all media in perpetuity. The Partnership subsequently assigned half of its ownership of the Bible Programs to an unaffiliated party for an investment of $1,000,000 toward the production costs for the Bible Programs. After consideration of the reimbursement, the Partnership's total investment in the Bible Programs was $1,369,764. In June 1998, the Partnership fully amortized its net investment in this film. From inception to June 30, 2001, the Partnership has recognized $2,052,787 of revenue from this film, of which $905,760 was retained by the distributors of the film for their fees and marketing costs. Of the remaining $1,147,027, the Partnership received $1,136,134 as of June 30, 2001. The Partnership received the remaining $10,893 in July 2001.

     "THE WHIPPING BOY"

     "The Whipping Boy" is a two hour telefilm which premiered in the North American television market on The Disney Channel. The film's final cost was approximately $4,100,000. As of June 30, 2001, the Partnership had invested $2,661,487 in the film, which included a $468,000 production and overhead fee paid to the General Partner. The completed picture was delivered to The Disney Channel in the second quarter of 1994. From inception to June 30, 2001, the Partnership has recognized $2,277,930 of gross revenue from this film, of which $2,100,000 represents the initial license fee from The Disney Channel. Of the remaining $177,930, $8,497 has been retained by the distributors of the film for their fees and marketing costs and $169,433 has been received by the Partnership as of June 30, 2001. In December 2000, the Partnership, after consideration of approximately $1,744,000 in amortization and approximately $917,000 in write-downs, fully amortized its net investment in the film.

                      JONES PROGRAMMING PARTNERS 2-A, LTD.
                             (A Limited Partnership)

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                               FINANCIAL CONDITION

LIQUIDITY AND CAPITAL RESOURCES

The Partnership's principal sources of liquidity are cash on hand and amounts received from the domestic and international distribution of its programming. As of June 30, 2001, the Partnership had approximately $19,000 in cash. Cash used in operations for the six months ended June 30, 2001 was approximately $2,000. As of June 30, 2001, accounts payable to affiliates totaled approximately $25,000. The Partnership made a $10,000 payment towards this accounts payable liability in July 2001. The Partnership will not invest in any additional programming projects, but instead will focus on the distribution and/or sale of its two films.

Regular quarterly distributions were suspended beginning with the quarter ended September 30, 1998. However, a distribution of $141,781 was declared for the three months ended March 31, 1999, and was paid in May 1999. A distribution of $141,781 was declared for the three months ended June 30, 2000 and was paid in August 2000. The Partnership will retain a certain level of working capital, including any necessary reserves, to fund its operating activities. It is anticipated that future distributions, if any, will only be made once proceeds are received from the sale, or sales, of the Partnership's assets. There is no assurance regarding any future distributions.

The General Partner, on behalf of the Partnership, is pursuing the sale of the Partnership's assets. This activity is the principal focus of the Partnership. The General Partner will not purchase any assets of the Partnership. The General Partner cannot predict when or at what price the Partnership's interests in its programming ultimately will be sold, but has initiated sales efforts. The sale of the Partnership's assets will be subject to a vote of the limited partners. The films may be sold as a group or on an individual basis, in the judgement of the General Partner. The films could also be packaged with the films of an affiliated public limited partnership. Any direct costs incurred by the General Partner on behalf of the Partnership in soliciting and arranging for the sale, or sales, of the Partnership's assets will be charged to the Partnership. It is probable that the distributions of the proceeds from the sale or sales of the Partnership's programming projects, together with all prior distributions paid to the limited partners, will return to the limited partners less than 70% of their initial capital contributions to the Partnership. The Partnership has retained the services of a broker to assist in the sale of the Partnership's films. The broker was paid $5,500 for film evaluation services. Pursuant to the services agreement, the broker will also receive a 10% commission for arranging the sale, or sales, of the Partnership's films.

In May 1992, the General Partner, on behalf of the Partnership, entered into an agreement with Agamemnon with respect to the production of the Bible Programs. Pursuant to this agreement, Agamemnon does not participate in profit sharing until certain revenues to the General Partner and the Partnership from the distribution of the Bible Programs are first applied towards the Partnership's recoupment of its production investment, its share of production overages, and a production fee plus interest on the unrecouped investment. In 2000, the Partnership fully recouped the requisite amount and Agamemnon began to participate in profits from the distribution of the Bible Programs. The Partnership will therefore receive a decreased percentage of the net proceeds from the distribution of the Bible Programs.

The General Partner believes that the Partnership has sufficient liquidity to fund its operations and to meet its obligations through the remainder of the year, so long as distributions are suspended. Any cash flow from operating activities will be primarily generated from the Bible Programs. The General Partner does not anticipate cash flow from the films to increase significantly in the future. The lack of significant cash flow presently being generated by the Partnership's films may negatively affect the ultimate sales price of the films.

                              RESULTS OF OPERATIONS

Revenues of the Partnership increased $3,008, from $12,968 to $15,976 for the three months ended June 30, 2000 and 2001, respectively. Revenues of the Partnership increased $3,107, from $13,255 to $16,362 for the six months ended June 30, 2000 and 2001, respectively. These increases were primarily the result of an increase in royalty revenue received from the distribution of the Bible Programs for the three and six month periods ended June 30, 2001 as compared to the same periods in 2000.

The Partnership did not incur any filmed entertainment costs for the three month periods ending June 30, 2000 and 2001. Filmed entertainment costs decreased $287, from $287 to $0 for the six months ended June 30, 2000 and 2001, respectively. This decrease was the result of the Partnership's net investment in the "The Whipping Boy" becoming fully amortized in December 2000. Filmed entertainment costs are amortized over the life of the film in the ratio that current gross revenues bear to anticipated total gross revenues.

Distribution fees and expenses decreased $1,401, from $6,484 to $5,083 for the three and six month periods ended June 30, 2000 and 2001, respectively. The decrease was primarily the result of the elimination of recoverable distribution costs for the Bible Programs that occurred when the Partnership reached a recouped position in the film during 2000. Distribution fees and expenses generally relate to the compensation due and costs incurred by unaffiliated parties in selling the Partnership's programming in the domestic and international markets. The timing and amount of the distribution fees and expenses vary depending upon the individual market in which programming is distributed.

Operating, general and administrative expenses increased $6,256, from $8,803 to $15,059 for the three months ended June 30, 2000 and 2001, respectively. This increase was due primarily to an increase in accounting and tax preparation expenses combined with an increase in professional service expenses related to efforts to sell the Partnership's programming assets. Operating, general and administrative expenses increased $13,252, from $16,823 to $30,075 for the six months ended June 30, 2000 and 2001, respectively. This increase resulted primarily from an increase in accounting, tax preparation and investor relation expenses combined with an increase in legal and professional services expenses related to efforts to sell the Partnership's programming assets.

Interest income decreased $2,136, from $2,400 to $264 for the three months ended June 30, 2000 and 2001, respectively. Interest income decreased $3,504, from $3,935 to $431 for the six months ended June 30, 2000 and 2001, respectively. These decreases were primarily the result of lower levels of invested cash balances during the three and six month periods ended June 30, 2001 as compared to the same periods in 2000.

Limited Partners' net income (loss) per partnership unit changed $(.35), from $.01 to $(.34) for the three months ended June 30, 2000 and 2001, respectively. Limited Partners' net loss per partnership unit changed $(1.06), from $(.56) to $(1.62) for the six months ended June 30, 2000 and 2001, respectively. These changes were due to the results of operations as discussed above.

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

                           Part II - OTHER INFORMATION

Item 6. Exhibits and Reports on Form 8-K.

     a)   Exhibits

          None

     b)   Reports on Form 8-K

          None


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        JONES PROGRAMMING PARTNERS 2-A, LTD.

                                        BY: JONES ENTERTAINMENT GROUP, LTD.
                                            General Partner

                                        By: /s/ Timothy J. Burke
                                            ---------------------------------
                                            Timothy J. Burke
                                            Vice President


Dated: August 6, 2001


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